As filed with the Securities and Exchange Commission on June 5, 2002
                                               Securities Act File No. 333-86186
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 1 [X]

                                ING MUTUAL FUNDS
                         (Formerly Pilgrim Mutual Funds)
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Kimberly A. Anderson
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

        It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company
                            Act of 1940, as amended.

================================================================================

                          ING Asia-Pacific Equity Fund
                   (formerly Pilgrim Asia-Pacific Equity Fund)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  June 4, 2002

Dear Shareholder:

     Your  Board of  Directors  has  called a special  meeting  of  shareholders
("Special Meeting") of ING Asia-Pacific Equity Fund, formerly Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), which is scheduled for 8:00 a.m., Local time, on July 22, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Board of Directors of Asia-Pacific Equity Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Asia-Pacific Equity Fund, which is managed by ING Investments, LLC, formerly ING Pilgrim Investments, LLC ("ING Investments"), into ING Emerging Countries Fund, formerly Pilgrim Emerging Countries Fund ("Emerging Countries Fund"), which is also managed by ING Investments (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds," formerly known as the "Pilgrim Funds."

     If approved by shareholders, you will become a shareholder of Emerging Countries Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Asia-Pacific Equity Fund with an opportunity to participate in a larger fund with similar investment objectives and compatible investment strategies.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Directors of Asia-Pacific Equity Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 21, 2002.

     Asia-Pacific Equity Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc., reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                        Sincerely,

                                        James M. Hennessy,
                                        President and Chief Executive Officer

                          ING Asia-Pacific Equity Fund
                   (formerly Pilgrim Asia-Pacific Equity Fund)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF ING ASIA-PACIFIC EQUITY FUND
                           SCHEDULED FOR JULY 22, 2002

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Asia-Pacific Equity Fund, formerly Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund") is scheduled for July 22, 2002 at 8:00 a.m, Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among Asia-Pacific Equity Fund and ING Emerging Countries Fund, formerly Pilgrim Emerging Countries Fund ("Emerging Countries Fund"), providing for the merger of Asia-Pacific Equity Fund with and into Emerging Countries Fund; and

     (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 2, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Asia-Pacific Equity Fund or by voting in person at the Special Meeting.

                                        By Order of the Board of Trustees

                                        Kimberly A. Anderson,
                                        Vice President and Secretary

June 4, 2002

                           ING EMERGING COUNTRIES FUND
                   (FORMERLY PILGRIM EMERGING COUNTRIES FUND)
                           PROXY STATEMENT/PROSPECTUS

                                  June 4, 2002

                                TABLE OF CONTENTS


INTRODUCTION...................................................................1


SUMMARY........................................................................2

   The Proposed Reorganization.................................................2
   Comparison of Investment Objectives and Strategies..........................5
   Comparison of Portfolio Characteristics.....................................7
   Relative Performance........................................................9
   Performance of Emerging Countries Fund.....................................10
   Comparison of Investment Techniques and Principal Risks of
     Investing in the Funds...................................................12

COMPARISON OF FEES AND EXPENSES...............................................14

   Management Fees............................................................14
   Administration Fees........................................................14
   Distribution and Service Fees..............................................14
   Expense Limitation Arrangements............................................14
   Expense Tables.............................................................15
   General Information........................................................18

INFORMATION ABOUT THE REORGANIZATION..........................................18

   The Reorganization Agreement...............................................18
   Reasons for the Reorganization.............................................18
   Board Considerations.......................................................19
   Tax Considerations.........................................................20
   Expenses of the Reorganization.............................................20

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................20

   Form of Organization.......................................................20
   Distributor................................................................21
   Dividends and Other Distributions..........................................21
   Capitalization.............................................................21
   Portfolio Managers of Emerging Countries Fund..............................22

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.................................23

   Solicitation of Proxies....................................................23
   Voting Rights..............................................................23
   Other Matters to Come Before the Special Meeting...........................24
   Shareholder Proposals......................................................24
   Reports to Shareholders....................................................25

APPENDICES...................................................................A-E

   Portfolio Managers' Report for Emerging Countries Fund....................A-1
   Form of Agreement and Plan of Reorganization..............................B-1
   Additional Information Regarding Emerging Countries Fund..................C-1
   List of ING Funds.........................................................D-1
   Security Ownership of Certain Beneficial and Record Owners................E-1

                           PROXY STATEMENT/PROSPECTUS

                                  June 4, 2002

                           ING EMERGING COUNTRIES FUND
                   (FORMERLY PILGRIM EMERGING COUNTRIES FUND)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of ING Asia-Pacific Equity Fund, formerly Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund") to be held on July 22, 2002 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Asia-Pacific Equity Fund into ING Emerging Countries Fund, formerly Pilgrim Emerging Countries Fund ("Emerging Countries Fund") (each a "Fund" and collectively, the "Funds").

     Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Asia-Pacific Equity Fund would transfer of all its assets to Emerging Countries Fund in exchange for shares of beneficial interest of Emerging Countries Fund and the assumption by Emerging Countries Fund of Asia-Pacific Equity Fund's liabilities.

     Because you, as a shareholder of Asia-Pacific Equity Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Emerging Countries Fund, this Proxy Statement also serves as a Prospectus for Emerging Countries Fund. Emerging Countries Fund is a diversified, portfolio of an open-end management investment company. Emerging Countries Fund's investment objective is to seek maximum long-term capital appreciation. Emerging Countries Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in the equity securities of issuers located in at least three countries with emerging securities markets, as described more fully below.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated June 4, 2002 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C and M Prospectus and the SAI for the Funds, dated March 1, 2002, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Emerging Countries Fund dated October 31, 2001 is incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to the Proxy Statement, annual report and most recent semi-annual report for either of the Funds, without charge by contacting the Funds at ING
Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Class A, B, C and M International Equity and Global Equity Funds Prospectus (the "ING Prospectus") and the Reorganization Agreement, which is attached hereto as Appendix B.

THE PROPOSED REORGANIZATION

     On February 26, 2002, the Board of Directors of Asia-Pacific Equity Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Asia-Pacific Equity Fund to Emerging Countries Fund in exchange for shares of beneficial interest of Emerging Countries Fund;

     * the assumption by Emerging Countries Fund of all of the liabilities of Asia-Pacific Equity Fund;

     * the distribution of Emerging Countries Fund shares to the shareholders of Asia-Pacific Equity Fund; and

     *    the complete liquidation of Asia-Pacific Equity Fund.

     Emerging Countries Fund shares would then be distributed to shareholders of Asia-Pacific Equity Fund so that each shareholder would receive a number of full and fractional shares of Emerging Countries equal to the aggregate value of shares of Asia-Pacific Equity Fund held by such shareholder.

     As a result of the Reorganization, each owner of shares of each Class of Asia-Pacific Equity Fund would become a shareholder of the same Class of shares of Emerging Countries Fund. The Reorganization is expected to be effective on August 2, 2002, or such other date as the parties may agree (the "Closing Date").

     Each shareholder will hold, immediately after the Closing Date, shares of the corresponding Class of Emerging Countries Fund having an aggregate value equal to the aggregate value of the shares of the Class of Asia-Pacific Equity Fund held by that shareholder as of the Closing Date.

     The Reorganization is one of several reorganizations that are proposed or that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of a number of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in the ING Fund complex, thereby eliminating inefficiencies and confusion about overlapping funds, and are intended to replace funds that are too small to be viable. ING Investments, LLC, formerly ING Pilgrim Investments, LLC ("ING Investments" or the "Adviser"), the investment adviser to both of the Funds, also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     *    The Funds have investment objectives that are substantially similar;

     * The Emerging Countries Fund invests primarily in securities of companies located in countries whose securities markets are considered "emerging," and the Asia-Pacific Equity Fund invests primarily in securities located in the Asia-Pacific region, many of which also have securities markets that may be considered "emerging." However, a significant portion (46% of the Fund's net assets as of October 31, 2001) of Asia-Pacific Equity Fund's investments may be invested in developed markets as a result of the Fund's significant investments in Hong Kong and Singapore;

     * Emerging Countries Fund is significantly larger than Asia-Pacific Equity Fund ($132 million verses $12 million, as of December 31,
          2001);

     * The 1 year and 3 year performance as of December 31, 2001 of Emerging Countries Fund is superior to that of Asia-Pacific Equity Fund;*

     * The proposed Reorganization is expected to result in lower expenses per share for all Classes of Emerging Countries Fund before expense reimbursements. EXPENSES PER SHARE AFTER EXPENSE REIMBURSEMENTS FOR CURRENT ASIA-PACIFIC FUND SHAREHOLDERS ARE EXPECTED TO INCREASE BY APPROXIMATELY AN ANNUAL RATE OF 0.15% TO 0.25% PER SHARE, DEPENDING ON THE CLASS. For example, the operating expenses (unaudited), expressed as a percentage of net asset value per share of each Class of each Fund based on the fiscal year ended October 31, 2001, are as follows:

                                                                 CLASS A      CLASS B      CLASS M
                                                                 -------      -------      -------
     BEFORE THE MERGER

          *    Asia-Pacific Equity Fund before expense
               reimbursement from management:(1)                  3.11%        3.87%        3.56%

          *    Emerging Countries Fund before expense
               reimbursement from management:(2)(3)               2.37%        3.02%         N/A

          *    Asia-Pacific Equity Fund after expense
               reimbursement from management:(1)(4)(6)            2.00%        2.75%        2.50%

          *    Emerging Countries after expense
               reimbursement from management:(2)(3)(5)(6)         2.25%        2.90%         N/A

     AFTER THE MERGER

          *    PRO FORMA estimated expenses before
               reimbursement from management(2)(3)                2.35%        3.00%        2.75%

          *    PRO FORMA estimated expenses after
               expense reimbursement from management(5)           2.25%        2.90%        2.65%

----------
(1) Excludes one-time merger fees of 0.31%, 0.41% and 0.33% for Class A, B and M, respectively, of Asia-Pacific Equity Fund incurred in connection with the merger of another investment company into the Fund.
(2) Excludes one-time merger fees of 0.07% for both Class A and B of Emerging Countries Fund incurred in connection with the merger of another investment company into the Fund.
(3) Effective March 1, 2002, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.
(4) ING Investments has entered into an expense limitation agreement with Asia-Pacific Equity Fund that limits expenses of the Fund to 2.00%, 2.75% and 2.50% for Class A, Class B and Class M, respectively. The expense limitation agreement is contractual and will continue at least through October 31, 2002. Thereafter, the expense limitation agreement shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.
(5) ING Investments has entered into an expense limitation agreement with Emerging Countries Fund that limits expenses of the Fund to 2.25%, 2.90% and 2.65% for Class A, Class B and Class M, respectively. The expense limitation agreement is contractual and will continue at least through October 31, 2002. Thereafter, the expense limitation agreement would renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.
(6)  Adjusted to reflect current expense limitation agreements.

     Approval of the Reorganization Agreement requires the vote, in person or by proxy, of a majority of the outstanding shares of Asia-Pacific Equity Fund, if a quorum is present at the Special Meeting. The Declaration of Trust defines a "quorum" as one-third of the shares entitled to vote.

----------
* Past performance is not necessarily an indication of how either Fund will perform in the future.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF ASIA-PACIFIC EQUITY FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The  following   summarizes  the  investment   objective,   strategies  and
management differences, if any, between Emerging Countries Fund and Asia-Pacific Equity Fund:

                                       ASIA-PACIFIC EQUITY FUND                           EMERGING COUNTRIES FUND
                                       ------------------------                           -----------------------
INVESTMENT OBJECTIVE        Seeks long-term capital appreciation.               Seeks long-term capital appreciation.

INVESTMENT STRATEGIES       *    Normally invests at least 80% of its           *    Normally invests at least 80% of its
                                 assets in equity securities listed                  assets in securities of issuers located
                                 on stock exchanges in countries in the              in at least three countries with
                                 Asia-Pacific region or issued by                    emerging securities markets.
                                 companies in this region.

                            *    Asia-Pacific countries in which the Fund       *    Countries with emerging securities
                                 invests include, but are not limited to,            markets are those countries which are in
                                 China, Indonesia, Korea, Malaysia,                  or have been in the Emerging Market
                                 Philippines, Singapore, Taiwan and                  Database of Standard and Poor's or the
                                 Thailand, but do not include Japan                  MSCI Emerging Markets Free Index or
                                 and Australia.                                      those countries which generally are
                                                                                     considered to be emerging market
                                                                                     countries by the international financial
                                                                                     community.(1)

                            *    Invests primarily in companies with a          *    May invest up to 20% of its total assets
                                 large market capitalization, but may                in securities of U.S. and other
                                 also invest in mid- and small-size                  developed market issuers, including
                                 companies.                                          investment-grade debt securities of U.S.
                                                                                     issuers.

                            *    The equity securities in which the Fund        *    Normally invests at least 75% of its
                                 may invest include common stock,                    total assets in common and preferred
                                 convertible securities, preferred stock,            stock, warrants and convertible
                                 warrants, American, European and other              securities.
                                 depositary receipts.

                            *    Uses a disciplined approach that takes         *    In selecting securities of issuers
                                 into consideration the following                    located in emerging market countries,
                                 factors: macroeconomic overview of the              the Adviser uses a "bottom-up"
                                 region, specific country analysis,                  fundamental analysis to identify
                                 setting target country weightings,                  companies which it believes have good
                                 evaluation of industry sectors within               earnings growth prospects and that can
                                 each country, and selection of specific             be bought at a price which seems
                                 stocks.                                             reasonable. The Adviser seeks securities
                                                                                     of emerging market issuers which are
                                                                                     relatively liquid and covered by
                                                                                     professional securities analysts.

----------
(1) Although emerging markets countries will generally be included in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, there may be circumstances in which other countries will also be considered emerging markets countries by the international financial community. Venezuela is a current example of such a country.

                                       ASIA-PACIFIC EQUITY FUND                           EMERGING COUNTRIES FUND
                                       ------------------------                           -----------------------
                           *    In selecting specific securities,               *    In selecting stocks listed in developed
                                emphasizes a value approach that seeks               markets, the portfolio managers seek the
                                growth at a reasonable price. This                   most attractive opportunities in such
                                approach involves analysis of such                   markets. For such securities, the
                                fundamental factors as absolute rates of             portfolio managers use "bottom-up"
                                change of earnings growth, earnings                  analysis to choose companies which offer
                                growth relative to the market and                    good value relative to their peers in
                                industry, quality of earnings growth,                the same industry, sector or region.
                                quality of management and product line,              They also use "top-down" analysis to
                                interest rate sensitivity and liquidity              identify important themes or issues
                                of the stock.                                        which may affect the investment
                                                                                     environment in certain regions or
                           *    The Fund may lend portfolio securities on            sectors and to estimate regional market
                                a short-term or long-term basis, up to               risks.
                                33 1/3% of its total assets.
                                                                                *    The Fund may lend portfolio securities on
                                                                                     a short-term or long-term basis, up to 30%
                                                                                     of its total assets.



INVESTMENT ADVISER                      ING Investments, LLC                                   ING Investments, LLC

PORTFOLIO MANAGERS         Richard T. Saler and Phillip A. Schwartz             Richard T. Saler, Phillip A. Schwartz, Jan Wim
                                                                                Derks, Eric Anderson and Bratin Sanyal(1)

     As you can see from the chart above, the investment objectives of the Funds are substantially similar in that they both seek long-term capital appreciation. However, the Asia-Pacific Equity Fund has a distinct geographical focus, as it invests its assets in equity securities of issuers of specific countries in the Asia-Pacific region which includes both developed and emerging securities markets, whereas the Emerging Countries Fund may invest globally in any country with an emerging securities market. Additionally, Asia-Pacific Equity Fund primarily invests in securities with large market capitalizations, whereas Emerging Countries Fund does not have a particular market capitalization strategy, although a majority of the Fund's investments are in small and mid-capitalization companies.

----------
(1) The Board of Emerging Countries Fund has approved the engagement of ING Investment Management Advisors B.V. as a sub-adviser to the Fund. A meeting of shareholders has been tentatively scheduled for September, 2002. If approved by shareholders, the fee paid for investment advice would not change and Messrs. Derks, Anderson and Sanyal will continue to be responsible for management of the Fund. Messrs. Saler and Schwartz would no longer be involved in the management of the Fund.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of October 31, 2001:

                                              ASIA-PACIFIC EQUITY FUND                            EMERGING COUNTRIES FUND
                                              ------------------------                            -----------------------
Net Assets                                          $10,732,445                                         $121,413,547

Number of Holdings                                      54                                                  121

Portfolio Turnover Rate(1)                              26%                                                 74%

Average market capitalization
(in dollar amounts)                                $16.7 billion                                        $9.1 billion

As a percentage of net assets:
   Equity Securities                                    97%                                                 97%
   Developed Markets                                    46%(2)                                              22%
   Emerging Markets                                     51%                                                 75%
   Asian Companies                                      97%                                                 45%

Companies with market caps of
(as % of net assets):
    $10 billion or more                                 44%                                                 32%
    $5 billion to less than $10
    billion                                             15%                                                 20%
    $1 billion to less than $5
    billion                                             33%                                                 32%
    Less than $1 billion                                 5%                                                 13%


Top 5 Industries
(as % of net assets)              Wireless Communication Service        14.17%      Telecommunications                     15.32%
                                  Banks                                 12.33%      Banks                                   9.91%
                                  Diversified Telecommunications        10.01%      Diversified Financial Services          9.47%
                                  Electronics                            9.84%      Oil & Gas                               7.69%
                                  Electric Utilities                     7.24%      Electronics                             6.44%

Top 5 Countries
(as % of net assets)              Hong Kong                             29.49%      South Korea                            17.02%
                                  South Korea                           22.00%      Mexico                                  8.28%
                                  Taiwan                                16.59%      Brazil                                  8.26%
                                  Singapore                             16.02%      South Africa                            8.18%
                                  Thailand                               6.68%      Taiwan                                  5.89%

----------
(1)  For the fiscal year ended October 31, 2001.
(2) For purposes of the Asia-Pacific Equity Fund's portfolio holdings, Hong Kong is included as a developed country even though other Chinese markets are considered emerging securities markets.

                                              ASIA-PACIFIC EQUITY FUND                            EMERGING COUNTRIES FUND
                                              ------------------------                            -----------------------
Top 10 equity holdings
(as % of net assets)              SK Telecom                             5.03%      Samsung Electronics                     4.93%
                                  Korea Electric Power Corp.             5.01%      Taiwan Semiconductor Manufacturing
                                  Singapore Telecommunications           4.82%      Co. Ltd. ADR                            2.74%
                                  Advanced Info Service Public Co. Ltd.  4.32%      Nomura Holdings, Inc.                   2.30%
                                  Taiwan Semiconductor Manufacturing                Petroleo Brasleiro SA ADR               2.21%
                                  Co. Ltd. ADR                           4.29%      Telefonos de Mexico SA ADR              2.20%
                                  Samsung Electronics                    4.21%      China Mobile Hong Kong Ltd.             2.10%
                                  Hutchison Whampoa Ltd.                 3.45%      Novartis AG                             2.04%
                                  China Mobile Hong Kong Ltd.            3.25%      Teva Pharmaceutical Industries ADR      1.78%
                                  H & CB                                 3.10%      Fortis (B)                              1.76%
                                  Citic Pacific Ltd.                     2.98%      Surgutneftegaz ADR                      1.72%

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (i) Class A shares of Asia-Pacific Equity Fund; (ii) Class A shares of Emerging Countries Fund; (iii) the Morgan Stanley Capital International Far East ex Japan Index ("MSCI Far East ex Japan Index"); and (iv) the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"). Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has an inherent performance advantage over the Funds since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

  CALENDAR
    YEAR             ASIA-PACIFIC          EMERGING           MSCI FAR EAST EX         MSCI
PERIOD/ENDED        EQUITY FUND(1)      COUNTRIES FUND(2)      JAPAN INDEX(3)       EMF INDEX(4)
------------        --------------      -----------------      --------------       ------------
  12/31/95                N/A                 6.34%                  N/A                -5.19%

  12/31/96                9.46%              27.50%                 11.14%               6.03%

  12/31/97              -43.73%               9.44%                -44.31%             -11.58%

  12/31/98              -15.51%             -22.19%                 -4.82%             -25.34%

  12/31/99               74.41%              75.80%                 62.11%              66.14%

  12/31/00              -47.63%             -31.94%                -36.80%             -30.61%

  12/31/01              -15.25%              -7.67%                 -2.08%              -2.37%

----------
(1) Asia-Pacific Equity Fund commenced operations on September 1, 1995. Prior to January 2, 2001, the Fund was managed by a sub-adviser. The portfolio managers currently invest primarily in companies with a large market capitalization; prior to November 2000, the Fund did not have a particular capitalization focus.
(2) Emerging Countries Fund commenced operations on November 28, 1994. ING Investments has been the Fund's investment adviser since May 24, 1999; prior to that date, the Fund had a different investment adviser. In addition, between May 24, 1999 and October 1, 2000, the Fund was managed by a sub-adviser.
(3) The MSCI Far East ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets, excluding Japan.
(4) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

PERFORMANCE OF EMERGING COUNTRIES FUND

         The following bar chart and tables provide an indication of the risks of investing in Emerging Countries Fund by showing (on a calendar year basis) changes in Emerging Countries Fund's annual total return from year to year and by showing (on a calendar year basis) how Emerging Countries Fund's average annual returns for one year, five years and since inception compare to those of the MSCI EMF Index. The information in the bar chart is based on the performance of the Class A shares of Emerging Countries Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Emerging Countries Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. The MSCI EMF Index is unmanaged.

                       CALENDAR YEAR-BY-YEAR RETURNS(1)(2)


  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                          6.34   27.50    9.44  -22.19   75.80  -31.94   -7.67

----------
(1) Emerging Countries Fund commenced operations on November 28, 1994. During the period shown in the chart, the Fund's best quarterly performance was 36.28% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -26.06% for the quarter ended September 30, 1998. The Fund's year-to-date total return as of March 31, 2002 was 12.29%.

(2) ING Investments (formerly ING Pilgrim Investments) has been the Fund's investment adviser since May 24,1999; prior to that date, the fund had a different investment adviser. In addition, between May 24, 1999 and October 1, 2000, the Fund was managed by a sub-adviser.

     The following table shows what the average annual total returns of Emerging Countries Fund would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid the maximum front-end or contingent deferred sales charge compared to the MSCI EMF Index, an unmanaged index. The MSCI EMF Index has an inherent performance advantage over Emerging Countries Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Emerging Countries Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases. The tables also show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In some cases, the return after-taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

     After tax-returns are shown for Class A shares only. After-tax returns for other Classes will vary.

             EMERGING COUNTRIES FUND -- AVERAGE ANNUAL TOTAL RETURNS
                    for the periods ended December 31, 2001

                                                                                        SINCE            SINCE
                                                                                     INCEPTION OF     INCEPTION OF
                                                          1 YEAR        5 YEARS       CLASS A(4)       CLASS B(4)
                                                          ------        -------       ----------       ----------
Class A return before taxes(1)                            -12.96%        -2.38%          1.97%             N/A
Class A return after taxes on distributions(1)            -12.96%        -2.89%          1.47%             N/A
Class A return after taxes on distributions and sale
of fund shares(1)                                          -7.89%        -2.09%          1.38%             N/A
Class B return before taxes(2)                            -12.96%        -2.11%           N/A             2.46%
MSCI EMF Index (reflects no deduction of fees,
expenses or taxes)(3)                                      -2.37%        -5.74%         -5.14%(5)        -3.78%(6)

----------
(1)  Reflects deduction of sales charge of 5.75%.
(2) Reflects deduction of deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(4) Class A commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.
(5)  Index return is for the period beginning December 1, 1994.
(6)  Index return is for the period beginning June 1, 1995.

     The following table shows the performance of Emerging Countries Fund if sales charges are not reflected.

             EMERGING COUNTRIES FUND -- AVERAGE ANNUAL TOTAL RETURNS
                    for the periods ended December 31, 2001

                                                                                         SINCE            SINCE
                                                                                      INCEPTION OF     INCEPTION OF
                                                           1 YEAR       5 YEARS        CLASS A(2)       CLASS B(2)
                                                           ------       -------        ----------       ----------
Class A before taxes                                       -7.67%        -1.21%           2.83%            N/A
Class B before taxes                                       -8.38%        -1.73%            N/A            2.46%
MSCI EMF Index (reflects no deduction of fees,
expenses or taxes)(1)                                      -2.37%        -5.74%          -5.14%(3)       -3.78%(4)

----------
(1) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(2) Class A commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.
(3)  Index return is for the period beginning December 1, 1994.
(4)  Index return is for the period beginning June 1, 1995.

     For a discussion by the Portfolio Managers regarding the performance of Emerging Countries Fund for the fiscal year ended October 31, 2001, see Appendix A to this Proxy Statement/Prospectus. Additional information about Emerging Countries Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF  INVESTMENT  TECHNIQUES  AND  PRINCIPAL  RISKS OF INVESTING IN THE
FUNDS

     Because the Funds have investment objectives and strategies that are similar in many respects, many of the risks of investing in Emerging Countries Fund are similar to the risks of investing in Asia-Pacific Equity Fund. However, Asia-Pacific Equity Fund has greater exposure to the risks of investment in a single region -- the Asia-Pacific region. The risks of investing in the Funds also differ in that Emerging Countries Fund invests primarily in emerging securities markets, and in that Asia-Pacific Equity Fund generally invests in companies with a larger market capitalization than those purchased by Emerging Countries Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

     EQUITY SECURITIES. Both Asia-Pacific Equity Fund and Emerging Countries Fund are subject to risks associated with investing primarily in equity securities and equity equivalent securities (preferred stocks, convertible securities and warrants and other stock purchase rights) including market risk, issuer risk, credit risk, price volatility risk and market trends risk. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, both Funds invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

     FOREIGN SECURITIES. Both Funds invest at least 80% of assets in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RISK OF EMERGING MARKET INVESTMENTS. Emerging Countries Fund normally invests primarily in emerging markets countries, and Asia-Pacific Equity Fund may invest in securities of emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments or governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     RISKS OF THE ASIA-PACIFIC REGION. The Asia-Pacific Equity Fund is subject to special risks of the Asia-Pacific region and the Emerging Countries Fund may have exposure to the Asia-Pacific region. The Asia-Pacific region includes countries in various stages of economic development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

     RISK OF CONCENTRATION. Because the Asia-Pacific Equity Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other kinds of stocks.

     CORPORATE DEBT SECURITIES. Emerging Market Fund may invest up to 20% of its net assets in corporate debt securities of U.S. issuers. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

     CONVERTIBLE SECURITIES. Both Funds may invest in convertible securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such, is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Funds may be required to redeem or convert a convertible security before they would otherwise choose.

     SECURITIES LENDING. Both Funds may lend portfolio securities. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

     INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size companies, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Funds could lose money if they cannot sell a security at the time and price that would be most beneficial to the Funds.

     TEMPORARY DEFENSIVE STRATEGIES. When the Adviser anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. To the extent either Fund is engaged in temporary defensive investments, it may not be pursuing its investment objective.

COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Emerging
Countries Fund, see "Appendix C: Additional Information Regarding Emerging Countries Fund."

MANAGEMENT FEES

     Each Fund pays a management fee of 1.25% of the Fund's average daily net assets.

ADMINISTRATION FEES

     Emerging Countries Fund pays an annual administration fee of 0.10% of the Fund's average daily net assets. Asia-Pacific Equity Fund does not currently pay an administration fee.

DISTRIBUTION AND SERVICE FEES

     The distribution (12b-1) and service fees for Class A shares of Emerging Countries Fund are 0.10% higher than those of Class A shares of Asia-Pacific Equity Fund (0.35% verses 0.25%). Both Asia-Pacific Equity and Emerging Countries Fund have the same distribution (12b-1) and service fees for Class B (1.00%). Class M shares of Asia-Pacific Equity Fund pay a distribution (12b-1) and service fee of 0.75%.

EXPENSE LIMITATION ARRANGEMENTS

     Expense limitation agreements are in place for both of the Funds. Under the terms of the expense limitation agreements, ING Investments has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The current expense limitation agreement for each Fund is contractual and provides that it will remain in effect through at least October 31, 2002. There can be no assurance that the expense limitation agreements will be continued after that date. The expense limitations for Class A, Class B and Class M shares of Asia-Pacific Equity Fund are 2.00%, 2.75%, and 2.50%, respectively. The expense limitations for Emerging Countries Fund are 2.25%, 2.90% and 2.65% for Class A, Class B and Class M, respectively. This information and similar information is shown in the table below entitled "Annual Fund Operating Expenses."

EXPENSE TABLES

     There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B and Class M shares of Asia-Pacific Equity Fund and Emerging Countries Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                      CLASS A        CLASS B         CLASS M
                                                      -------        -------         -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 5.75%(1)        None           3.50%(1)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                       None (2)        5.00% (3)      None
Redemption Fee (Asia-Pacific Equity Fund only)        2.00%(4)         N/A            N/A

----------
(1)  Reduced for purchases of $50,000 and over. See "Class A and Class M Shares:
     Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholders Guide -- Sales Charge Calculation" in the ING Prospectus.
(4)  Imposed  upon  redemptions  of Class A shares  within 30 days of  purchase.

     Neither Asia-Pacific Equity Fund nor Emerging Countries Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

     The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B and Class M shares of the Funds for the fiscal year ended October 31, 2001. PRO FORMA fees show estimated fees of Emerging Countries Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

   (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                          DISTRIBUTION
                                                           (12b-1) AND
                                                           SHAREHOLDER                 TOTAL FUND   FEE WAIVER
                                          MANAGEMENT        SERVICING       OTHER      OPERATING        BY        NET FUND
                                             FEES            FEES(2)     EXPENSES(3)    EXPENSES    ADVISER(4)    EXPENSES
                                             ----            -------     -----------    --------    ----------    --------
CLASS A
  Asia-Pacific Equity Fund                   1.25%            0.25%         1.61%         3.11%       -1.11%        2.00%(6)
  Emerging Countries Fund                    1.25%            0.35%         0.77%(5)      2.37%       -0.12%        2.25%(6)
  Emerging Countries Fund
    After the Reorganization
    (Estimated PRO FORMA)                    1.25%            0.35%         0.75%(5)      2.35%       -0.10%        2.25%

CLASS B
  Asia-Pacific Equity Fund                   1.25%            1.00%         1.62%         3.87%       -1.12%        2.75%(6)
  Emerging Countries Fund                    1.25%            1.00%         0.77%(5)      3.02%       -0.12%        2.90%(6)
  Emerging Countries Fund
    After the Reorganization
    (Estimated PRO FORMA)                    1.25%            1.00%         0.75%(5)      3.00%       -0.10%        2.90%

CLASS M
  Asia-Pacific Equity Fund                   1.25%            0.75%         1.56%         3.56%       -1.06%        2.50%(6)
  Emerging Countries Fund                     N/A              N/A           N/A           N/A          N/A          N/A
  Emerging Countries Fund
    After the Reorganization
    (Estimated PRO FORMA)                    1.25%            0.75%         0.75%(5)      2.75%       -0.10%        2.65%

----------
(1)  The fiscal year end for each Fund is October 31.
(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) Excludes one-time merger fees of 0.31%, 0.41% and 0.33% for Class A, B and M, respectively, of Asia-Pacific Equity Fund and 0.07% and 0.07% for Class A and B, respectively, of Emerging Countries Fund incurred in connection with the merger of another investment company into the Fund.
(4) ING Investments has entered into an expense limitation agreement with each Fund under which it will limit the expenses of the Funds (excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years) to 2.00%, 2.75%, and 2.50% for Class A, Class B and Class M shares, respectively, of Asia Pacific Equity Fund, and 2.25%, 2.90%, and 2.65% for Class A, Class B and Class M shares, respectively, of Emerging Countries Fund. The expense limitation agreements are contractual and will continue at least through October 31, 2002. Thereafter, the expense limitation agreements renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the investment management agreement.
(5) Effective March 1, 2002, ING Funds Services, LLC began receiving an annual administration fee equal to 0.10% of average daily net assets.
(6)  Adjusted to reflect current expense limitation agreements.

     Following the Reorganization, certain holdings of Asia-Pacific Equity Fund that are transferred to Emerging Countries Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Emerging Countries Fund, and the realization of taxable gains or losses for Emerging Countries Fund.

     EXAMPLES. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                      ASIA-PACIFIC EQUITY FUND                          EMERGING COUNTRIES FUND
              ---------------------------------------           ----------------------------------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS           1 YEAR    3 YEARS    5 YEARS    10 YEARS
              ------   -------    -------    --------           ------    -------    -------    --------
CLASS A        $766    $1,382     $2,020      $3,726             $790     $1,261     $1,757      $3,117
CLASS B        $778    $1,378     $2,097      $3,861*            $793     $1,222     $1,776      $3,176*
CLASS M        $594    $1,309     $2,044      $3,976              N/A       N/A        N/A         N/A

                                             ESTIMATED PRO FORMA:
                                             THE FUNDS COMBINED**
                                     -------------------------------------
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
                            CLASS A   $790    $1,257    $1,750     $3,099
                            CLASS B   $793    $1,218    $1,768     $3,159*
                            CLASS M   $609    $1,164    $1,745     $3,315

     You would pay the following expenses if you did not redeem your shares:

                      ASIA-PACIFIC EQUITY FUND                          EMERGING COUNTRIES FUND
              ---------------------------------------           --------------------------------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS           1 YEAR    3 YEARS   5 YEARS   10 YEARS
              ------   -------    -------    --------           ------    -------   -------   --------
CLASS A        $766     $1,382    $2,020      $3,726             $790     $1,261    $1,757     $3,117
CLASS B        $278     $1,078    $1,897      $3,861*            $293     $  922    $1,576     $3,176*
CLASS M        $594     $1,309    $2,044      $3,976              N/A       N/A       N/A        N/A

                                             ESTIMATED PRO FORMA:
                                             THE FUNDS COMBINED**
                                   --------------------------------------
                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                   ------    -------   -------   --------
                        CLASS A     $790     $1,257     $1,750    $3,099
                        CLASS B     $293     $  918     $1,568    $3,159*
                        CLASS M     $609     $1,164     $1,745    $3,315

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A and Class M shares of Emerging Countries Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Asia-Pacific Equity Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of Asia-Pacific Equity Fund will be included in the holding period of Emerging Countries Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Emerging Countries Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Asia-Pacific Equity Fund were purchased by the shareholder. Emerging Countries Fund and Asia-Pacific Equity Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix B.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Asia-Pacific Equity Fund in exchange for shares of beneficial interest of Emerging Countries Fund and the assumption by Emerging Countries Fund of Asia-Pacific Equity Fund's liabilities; and (ii) the distribution of shares of Emerging Countries Fund to shareholders of Asia-Pacific Equity Fund, as provided for in the Reorganization Agreement. Asia-Pacific Equity Fund will then be liquidated.

     After the Reorganization, each shareholder of Asia-Pacific Equity Fund will own shares of Emerging Countries Fund having an aggregate value equal to the aggregate value of each respective Class of shares in Asia-Pacific Equity Fund held by that shareholder as of the Closing Date. Shareholders of each Class of shares of Asia-Pacific Equity Fund will receive the same Class of shares of Emerging Countries Fund. In the interest of economy and convenience, shares of Emerging Countries Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

     Until the Closing Date, shareholders of Asia-Pacific Equity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Emerging Countries Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Asia-Pacific Equity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     The Reorganization is one of several reorganizations that are proposed or have already taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds, and are intended to replace funds that are too small to be viable. ING

Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors of Asia-Pacific Equity Fund for consideration at a meeting held on February 26, 2002. For the reasons discussed below, the Directors/Trustees of the Funds, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that the interests of the shareholders of either Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Funds and their shareholders.

     The Reorganization will allow Asia-Pacific Equity Fund's shareholders to diversify their investments by participating in a professionally-managed portfolio that seeks to achieve maximum long-term growth of capital through investment in equity securities and equity equivalents of companies located in countries with emerging securities markets. As shareholders of Emerging Countries Fund, shareholders will be able to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in Appendix D.

BOARD CONSIDERATIONS

     The Board of Directors of Asia-Pacific Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     * management's conclusion that Asia-Pacific Equity Fund is too small to be viable and that it does not have realistic prospects for growth in assets;

     * the plans of management to reduce overlap in funds in the ING Fund complex;

     *    the potential benefits of the transaction to shareholders;

     * the relative investment performance of Asia-Pacific Equity Fund as compared to Emerging Countries Fund;

     *    expense  ratios  and  information   regarding  fees  and  expenses  of
          Asia-Pacific Equity Fund and Emerging Countries Fund, including the expense limitation arrangements offered by ING Investments;

     *    the relative size of the Funds;

     * whether the Reorganization would dilute the interests of either Fund's current shareholders;

     * the similarity of investment objectives and strategies of Emerging Countries Fund with those of Asia-Pacific Equity Fund, including the fact that a significant portion of the markets in the Asia-Pacific region in which the Asia-Pacific Equity Fund may invest can be considered emerging markets;

     * the fees or expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization; and

     *    the tax consequences of the Reorganization to Asia-Pacific Equity Fund
          and  its   shareholders,   including   the  tax-free   nature  of  the
          transaction.

     The Board of Directors also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

     THE DIRECTORS OF ASIA-PACIFIC EQUITY FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH EMERGING COUNTRIES FUND.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Asia-Pacific Equity Fund nor its shareholders, nor Emerging Countries Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Asia-Pacific Equity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Asia-Pacific Equity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Asia-Pacific Equity Fund's shareholders.

     As of October 31, 2001, Asia-Pacific Equity Fund had accumulated capital loss carryforwards of approximately $25,917,423. As of October 31, 2001, Emerging Countries Fund had accumulated capital loss carryforwards of approximately $80,186,243. After the Reorganization, the losses of Emerging Countries Fund generally will be available to Emerging Countries Fund to offset its capital gains, although a portion of the amount of these losses that may offset Emerging Countries Fund's capital gains in any given year will be limited due to previous reorganizations and to this Reorganization. Also, after the Reorganization, the losses of Asia-Pacific Equity Fund will be available to Emerging Countries Fund to offset its capital gains, although a portion of the amount of those losses which may offset the Emerging Countries Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that Emerging Countries Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Emerging Countries Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Emerging Countries Fund.

EXPENSES OF THE REORGANIZATION

     ING Investments will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net assets immediately before Closing Date.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

     Emerging Countries Fund is a diversified series of ING Mutual Funds, formerly Pilgrim Mutual Funds, an open-end diversified management investment company organized as a Delaware business trust. Asia-Pacific Equity Fund is a diversified series of ING Advisory Funds, Inc., formerly Pilgrim Advisory Funds, Inc., an open-end management investment company organized as a Maryland corporation. Generally, shareholders of Asia-Pacific Equity Fund and Emerging Countries Fund enjoy the same limitation on personal liability as a result of indemnification provisions in Emerging Countries Fund's Declaration of Trust.

ING Mutual Funds and ING Advisory Funds, Inc. are governed by a Board of Directors/Trustees consisting of the same twelve members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

     ING Funds Distributor, Inc. (formerly ING Pilgrim Securities, Inc.) (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

     Emerging Countries Fund also offers Class C and Class Q shares, which have different sales charges and other expenses that may affect their performance. You may obtain more information about these other share classes by calling 1-800-992-0180.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Both Emerging Countries Fund and Asia-Pacific Equity Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Asia-Pacific Equity Fund's shareholders, then as soon as practicable before the Closing Date, Asia-Pacific Equity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2001, and on a PRO FORMA basis as of October 31, 2001 giving effect to the Reorganization:

                                                             NET ASSET VALUE              SHARES
                                           NET ASSETS           PER SHARE              OUTSTANDING
                                           ----------           ---------              -----------
ASIA-PACIFIC EQUITY FUND

  Class A                                 $ 5,740,014            $ 3.25                 1,768,324
  Class B                                 $ 3,777,756            $ 3.14                 1,201,493
  Class M                                 $ 1,214,675            $ 3.16                   383,851

EMERGING COUNTRIES FUND

  Class A                                 $67,247,246            $11.87                 5,664,793
  Class B                                 $14,637,016            $11.85                 1,235,569
  Class C                                 $12,746,153            $11.41                 1,117,184
  Class Q                                 $26,783,132            $12.26                 2,184,457

PRO FORMA - EMERGING COUNTRIES FUND
  INCLUDING ASIA-PACIFIC EQUITY FUND

  Class A                                 $72,987,260            $11.87                 6,148,366
  Class B                                 $18,414,772            $11.85                 1,554,367
  Class C                                 $12,746,153            $11.41                 1,117,184
  Class M                                 $ 1,214,675            $11.87                   102,332
  Class Q                                 $26,783,132            $12.26                 2,184,457

PORTFOLIO MANAGERS OF ING EMERGING COUNTRIES FUND(1)

     The  following   individuals  share   responsibility   for  the  day-to-day
management of Emerging Countries Fund:

     * Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Investments, has served as Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000. From 1986 until July 2000, he was a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation ("Lexington"), which was acquired by ING Investment's parent company in July 2000.

     * Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Investments, has served as Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000. From 1993 until July 2000, he was a Senior Vice President and Director of International Equity Investment Strategy at Lexington. Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

     * Jan Wim Derks, Vice President of ING Investments, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Investments, Mr. Derks also serves as Director of Global Emerging
          Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

     * Eric Anderson, Vice President of ING Investments, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Investments, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

     * Bratin Sanyal, Vice President of ING Investments, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Investments, Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

----------
(1) The Board of Emerging Countries Fund has approved the engagement of ING Investment Management Advisors B.V. as a sub-adviser to the Fund. A meeting of shareholders has been tentatively scheduled for September, 2002. If approved by shareholders, the fee paid for investment advice would not change and Messrs. Derks, Anderson and Sanyal will continue to be responsible for management of the Fund. Messrs. Saler and Schwartz would no longer be involved in the management of the Fund.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about June 7, 2002. Shareholders of Asia-Pacific Equity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Asia-Pacific Equity Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $14,000. ING Investments will bear half the cost of the proxy solicitation. Of the proxy solicitation expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net assets immediately before Closing. Shareholders of Asia-Pacific Equity Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-304-6820.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Asia-Pacific Equity Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Asia-Pacific Equity Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     As a shareholder of Asia-Pacific Equity Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Only shareholders of Asia-Pacific Equity Fund at the close of business on May 2, 2002 (the "Record Date") will be entitled to be present and give voting instructions for Asia-Pacific Equity Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 2,808,760.119 shares of Asia-Pacific Equity Fund were outstanding and entitled to vote.

     Approval of the Reorganization Agreement requires a vote, in person or by proxy, of the majority of the outstanding shares of Asia-Pacific Equity Fund, if a quorum is present at the Special Meeting. Holders of one-third of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     Asia-Pacific Equity Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Asia-Pacific Equity Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

     To the knowledge of ING Mutual Funds, as of May 3, 2002, no current Director/Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Fund.

     Appendix E hereto lists the persons that, as of May 30, 2002, owned beneficially or of record 5% or more of the outstanding shares of any Class of Asia-Pacific Equity Fund or Emerging Countries Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     Asia-Pacific Equity Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Asia-Pacific Equity Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Asia-Pacific Equity Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ Kimberly A. Anderson

                                        Kimberly A. Anderson,
                                        Vice President and Secretary


June 4, 2002
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

             PORTFOLIO MANAGERS' REPORT FOR EMERGING COUNTRIES FUND

     Set forth below is an excerpt from Emerging Countries Fund's Annual Report, dated October 31, 2001, regarding the Fund's performance.

     PORTFOLIO MANAGEMENT TEAM: Richard Saler, Senior VP; Philip Schwartz, Senior VP; Jan Wim Derks, VP; Eric Anderson, VP; Bratin Sanyal, VP; ING Pilgrim Investments, LLC.

     GOAL:  The Pilgrim  Emerging  Countries Fund (the "Fund") seeks to maximize
long-term  capital   appreciation   through   investments  in  Emerging  Markets
securities.

     INVESTMENT STRATEGY: The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international investment community. The Fund may invest up to 35% of its total assets in securities of US and other developed market issuers, including investment-grade debt securities of US issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

     MARKET OVERVIEW: During the reporting period emerging markets fell sharply. Using MSCI data, Latin America decreased by 22.6%, Asia by 23.3%, Europe and Middle East by 37.4% and South Africa by 16.3%. Over the same period the world's developed markets fell by 26.4%. In line with developed markets, emerging markets suffered from a poor sentiment for equities in general. Already since the middle of 2000 the equity markets started to discount a slowdown in global economic growth and disappointing earnings numbers. Because emerging markets are seen as a leveraged play on global growth, emerging markets were early in pricing in a serious slowdown. As a result, emerging markets underperformed developed markets in calendar year 2000. Since then, the global slowdown has materialized, and the markets are waiting for the first signs of a pick up in growth. Knowing that emerging markets will also be early in pricing in higher growth, emerging markets have outperformed developed markets in 2001. After investors started to be more risk averse following the September 11th attacks, emerging markets equities underperformed developed markets in September 2001, but partially regained lost ground in October 2001. Argentina and Turkey remained the main problem spots in emerging markets.

     Both countries are suffering from a financial and economic crisis and are heavily dependent on external financing. Over the period, Argentina's stock market was down 51.0% and Turkey's market by 66.5%. Amongst the better performing countries during the reporting period were South Korea (+0.4%), Poland (+0.1%) and South Africa (-3.5%).

     PERFORMANCE: For the fiscal year ended October 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -27.31% compared to the MSCI Emerging Markets Free Index, which returned -23.46% for the same period.

     PORTFOLIO SPECIFICS: In the second half of the review period we reduced our overweight in Latin America initially to a neutral position and later on to an underweight. The situation in Argentina will probably continue to contaminate the rest of the South American region, including heavyweight Brazil. Within Latin America we are neutral Brazil, slightly underweight Mexico and underweight smaller markets like Argentina, Chile and Peru. In Asia we gradually upped the position to a slight overweight. Valuations have become very attractive and the region will be the first beneficiary from a recovery of global growth. We are overweight India, Korea and Thailand, neutral on China and Malaysia and underweight Taiwan, Philippines and Indonesia. We kept our overweight in the EMEA (Europe, Middle East, Africa) region all along. We remain overweight Eastern Europe and Russia. South Africa was reduced from an overweight to a slight underweight. In terms of sectors we are overweight TMT (technology, media, telecommunications), neutral on energy and underweight financials, industrials and food.

     MARKET OUTLOOK: We think the negative economic outlook is already fully incorporated in emerging markets stock prices. Global emerging market's valuation are near historical lows with P/E's at single digits for 2001 and 2002 versus P/E multiples of approximately 20 in developed markets. Therefore, we remain constructive with regard to the medium to longer term outlook for emerging markets. We believe a recovery of global growth in the second half of 2002 will very likely be anticipated by a rally in emerging markets in early 2002.

                                  11/28/94    10/95     10/96     10/97     10/98     10/99     10/00    10/31/01
                                   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge        $ 9,425   $ 9,617   $11,641   $13,267   $ 9,825   $13,637   $13,562   $ 9,866
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge     $10,000   $10,202   $12,348   $14,074   $10,422   $14,466   $14,387   $10,466
MSCI EMF Index                     $10,000   $ 8,501   $ 9,052   $ 8,284   $ 5,717   $ 8,268   $ 7,540   $ 5,771

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2001


                                                         SINCE INCEPTION     SINCE INCEPTION
                                                         OF CLASS A AND C       OF CLASS B
                                  1 YEAR       5 YEAR       11/28/94            05/31/95
                                  ------       ------       --------            --------
Including Sales Charge:
   Class A (1)                   -31.45%       -4.40%       -0.19%                  --
   Class B (2)                   -31.34%       -4.10%          --                 0.16%
   Class C (3)                   -28.49%       -3.74%       -0.17%                  --
Excluding Sales Charge:
   Class A                       -27.31%       -3.25%        0.66%                  --
   Class B                       -27.79%       -3.73%          --                 0.16%
   Class C                       -27.83%       -3.74%       -0.17%                  --
MSCI EMF Index                   -23.46%       -8.61%       -7.64%(4)            -6.48%(5)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)  Since inception performance for the index is shown from 12/01/94.
(5)  Since inception performance for the index is shown from 06/01/95.

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     THIS REPORT CONTAINS STATEMENTS THAT MAY BE  "FORWARD-LOOKING"  STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM  THOSE   PROJECTED   IN  THE
"FORWARD-LOOKING" STATEMENTS.

     THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO
MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

     FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

     PRINCIPAL  RISK   FACTOR(S):   Sensitivity  to  currency   exchange  rates,
international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of February, 2002, by and between ING Mutual Funds, a Delaware business that (the "Trust") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Emerging Countries Fund (the "Acquiring Fund") and ING Advisory Funds, Inc., a Maryland corporation (the "Company") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Asia-Pacific Equity Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class M voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class M Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class M Acquiring Fund Shares to be so credited to Class A, Class B and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class M shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class M Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B and Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class M shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be July 26, 2002, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman and Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class M shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

      4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

     (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust, on behalf of the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at October 31, 2001 have been audited PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B and Class M Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class M Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Trust, on behalf of Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

     6.3 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election to the performance by the Company, on behalf of the Acquired Fund, all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

     7.4 The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class M Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the

Company, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Kimberly A. Anderson, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



                                        ING MUTUAL FUNDS
                                        on behalf of its series, the
Attest:                                 ING EMERGING COUNTRIES FUND

                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------


                                        ING ADVISORY FUNDS, INC.
                                        on behalf of its series
Attest:                                 ING ASIA-PACIFIC EQUITY FUND

                                        By:
----------------------------------         -------------------------------------
SECRETARY                               Title:
                                              ----------------------------------

                                                                      APPENDIX C

            ADDITIONAL INFORMATION REGARDING EMERGING COUNTRIES FUND
                  ("formerly Pilgrim Emerging Countries Fund")

                                  ("the Fund")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of shares of the Emerging Countries Fund: Class A, Class B and Class M, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.* As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Asia-Pacific Equity Fund, formerly Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Asia-Pacific Equity Fund will be included in the holding period of the Fund for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                     CLASS A        CLASS B        CLASS M
                                                     -------        -------        -------
Maximum Initial Sales Charge on Purchases             5.75%(1)        None          3.50%(1)
Contingent Deferred Sales Charge ("CDSC")             None(2)         5.00%(3)      None
Annual Distribution (12b-1) and Service
Fees(4)                                               0.35%           1.00%         0.75%
Maximum Purchase                                    Unlimited       $250,000      $1,000,000
Automatic Conversion to Class A                        N/A         8 Years(5)        N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Annual asset-based distribution charge.
(5) Class B shares of the Fund issued to shareholders of Asia-Pacific Equity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Asia-Pacific Equity Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B or Class M shares in excess of $250,000 or $1,000,000, respectively, will be accepted as orders for Class A shares or declined.

----------
* Only share classes affected by the Reorganization are discussed in this shareholder guide although the Fund also offers Class C and Class Q shares.

     CLASS A AND CLASS M SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A and Class M shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A and Class M shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                                 CLASS A SHARES

                                   AS A % OF THE                AS A %
    YOUR INVESTMENT               OFFERING PRICE                OF NAV
    ---------------               --------------                ------
   Less than $50,000                   5.75%                     6.10%
   $50,000 - $99,999                   4.50%                     4.71%
  $100,000 - $249,999                  3.50%                     3.63%
  $250,000 - $499,999                  2.50%                     2.56%
 $500,000 - $1,000,000                 2.00%                     2.04%

                                 CLASS M SHARES

                                   AS A % OF THE                AS A %
    YOUR INVESTMENT               OFFERING PRICE                OF NAV
    ---------------               --------------                ------
   Less than $50,000                   3.25%                     3.36%
   $50,000 - $99,999                   2.25%                     2.30%
  $100,000 - $249,999                  1.50%                     1.52%
  $250,000 - $499,999                  1.00%                     1.01%
 $500,000 - $1,000,000                 None                      None

     There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                              PERIOD DURING
    YOUR INVESTMENT                    CDSC                WHICH CDSC APPLIES
    ---------------                    ----                ------------------
$1,000,000 - $2,499,999                1.00%                     2 years
$2,500,000 - $4,999,999                0.50%                     1 year
  $5,000,000 and over                  0.25%                     1 year

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or other open-end funds in the ING Funds which offer Class A or Class M shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the ING Fund complex (excluding money market funds offered by ING Investments, LLC) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for the Fund for details or contact the Shareholder Servicing Agent, as defined below, at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC that may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares or Class M may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


YEAR OF REDEMPTION AFTER PURCHASE                          CDSC
---------------------------------                          ----
First                                                       5%
Second                                                      4%
Third                                                       3%
Fourth                                                      3%
Fifth                                                       2%
Sixth                                                       1%
After Sixth Year                                           None

     Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of Asia-Pacific Equity Fund will convert to Class A shares eight years after the purchase of the original shares of Asia-Pacific Equity Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's SAI.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     (ii) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

    (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, Inc., formerly ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class M shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                                SERVICING FEE              DISTRIBUTION FEE
                                -------------              ----------------
     Class A                        0.25%                       0.10%
     Class B                        0.25%                       0.75%
     Class M                        0.25%                       0.50%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC, formerly ING Pilgrim
Investments, LLC ("ING Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly installments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV per share for Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each

Class of each Fund is calculated by taking the value of the Fund's net assets attributable to that class as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by the outstanding shares of the Class. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's SAI.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end ING Fund, except for Lexington Money Market Trust. This exchange privilege may be modified at any time or terminated upon 60 days, written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's SAI.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Investments has overall responsibility for the management of the Fund. The Fund and ING Investments have entered into an agreement that requires ING Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in

December 1994, ING Investments is registered as an investment adviser with the U.S. Securities and Exchange Commission. As of March 31, 2002, ING Investments managed over $36.2 billion in assets. ING Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PORTFOLIO MANAGER(1). Emerging Countries Fund is managed by a team consisting of Richard T. Saler, who has served as the senior portfolio manager of Emerging Countries Fund since October 2000 and Phillip A. Schwartz, Jan Wim Derks, Eric Anderson, and Bratin Sanyal, each of whom has also served as a member of the portfolio management team for the Fund since October 2000.

     PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Group (NYSE:ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Funds Services, LLC, formerly ING Pilgrim Group, LLC, serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments may consider brokerage and research services provided by a broker to ING Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to the Fund. ING Investments also may consider a broker's sale of Fund shares if ING Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on a Class A, B and M shares in the Fund invested into a ING Fund that offers Class A, B and M shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

----------
(1) The Board of Emerging Countries Fund has approved the engagement of ING Investment Management Advisors B.V. as a sub-adviser to the Fund. A meeting of shareholders has been tentatively scheduled for September, 2002. If approved by shareholders, the fee paid for investment advice would not change and Messrs. Derks, Anderson and Sanyal will continue to be responsible for management of the Fund. Messrs. Saler and Schwartz would no longer be involved in the management of the Fund.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

     The information in the tables below, for the years ended October 31, 2000 and 2001, has been audited by PricewaterhouseCoopers, LLP, independent accountants. All periods prior to October 31, 2000 were audited by other independent auditors.

                                                                                          CLASS A
                                                    --------------------------------------------------------------------------------
                                                                   FOUR                    THREE
                                                       YEAR       MONTHS        YEAR      MONTHS
                                                      ENDED        ENDED       ENDED       ENDED           YEAR ENDED MARCH 31,
                                                    OCTOBER 31,  OCTOBER 31,  JUNE 30,    JUNE 30,    ------------------------------
                                                       2001      2000(1)(2)     2000      1999(3)     1999        1998        1997
                                                       ----      ----------     ----      -------     ----        ----        ----
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $     16.33        20.17       16.74      13.43       17.39       17.20       14.03
  Income from investment operations:
  Net investment income (loss)                  $     (0.02)       (0.24)      (0.20)     (0.05)      (0.06)       0.03       (0.06)
  Net realized and unrealized gain
    (loss) on investments (net of Indian tax)   $     (4.44)       (3.60)       3.63       3.36       (3.81)       1.22        3.51
  Total from investment operations              $     (4.46)       (3.84)       3.43       3.31       (3.87)       1.25        3.45
  Less distributions from:
  Net investment income                         $        --           --          --         --        0.02          --          --
  Net realized gain on investments              $        --           --          --         --        0.07        1.06        0.28
  Total distributions                           $        --           --          --         --        0.09        1.06        0.28
  Net asset value, end of period                $     11.87        16.33       20.17      16.74       13.43       17.39       17.20
  TOTAL RETURN(4):                              %    (27.31)      (19.04)      20.49      24.65      (22.23)       8.06       24.79

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $    67,247       59,541      75,311     53,483      47,180      71,014      38,688
  Ratios to average net assets:
  Net expenses after expense
    reimbursement(5)(6)                         %      2.32         2.23        2.19       2.13        2.27        2.26        2.25
  Gross expenses prior to expense
    reimbursement(5)                            %      2.33         2.38        2.34       2.66        2.56        2.48        3.08
  Net investment income (loss) after
    expense reimbursement(5)(6)                 %     (0.16)       (1.31)      (1.15)     (1.30)      (0.25)       0.55       (1.14)
  Portfolio turnover rate                       %        74           94         211         67         213         243         176

----------
(1) Effective October 1, 2000, ING Investments, LLC became the Adviser of the Fund, replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

                                                                                          CLASS B
                                                    --------------------------------------------------------------------------------
                                                                   FOUR                    THREE
                                                       YEAR       MONTHS        YEAR      MONTHS
                                                      ENDED        ENDED       ENDED       ENDED           YEAR ENDED MARCH 31,
                                                    OCTOBER 31,  OCTOBER 31,  JUNE 30,    JUNE 30,    ------------------------------
                                                       2001      2000(1)(2)     2000      1999(3)     1999        1998        1997
                                                       ----      ----------     ----      -------     ----        ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $    16.41        20.30       16.98      13.64       17.64       17.29       14.02
 Income from investment operations:
 Net investment loss                             $    (0.11)       (0.23)      (0.35)     (0.07)      (0.22)      (0.07)      (0.11)
 Net realized and unrealized gain
    (loss) on investments (net of Indian tax)    $    (4.45)       (3.66)       3.67       3.41       (3.70)       1.26        3.47
 Total from investment operations                $    (4.56)       (3.89)       3.32       3.34       (3.92)       1.19        3.36
 Less distributions from:
 Net realized gain on investments                $       --           --          --         --        0.08        0.84        0.09
 Total distributions                             $       --           --          --         --        0.08        0.84        0.09
 Net asset value, end of period                  $    11.85        16.41       20.30      16.98       13.64       17.64       17.29
 TOTAL RETURN(4):                                %   (27.79)      (19.16)      19.55      24.49      (22.23)       7.47       24.00

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $   14,637       22,707      30,322     26,342      22,338      38,796      24,558
  Ratios to average net assets:
  Net expenses after expense
    reimbursement(5)(6)                          %     2.99         2.98        2.84       2.75        2.91        2.91        2.90
  Gross expenses prior to expense
    reimbursement(5)                             %     3.00         3.12        2.99       3.28        3.20        3.06        3.66
  Net investment loss after
    expense reimbursement(5)(6)                  %    (0.72)       (1.01)      (1.80)     (1.92)      (0.80)      (0.20)      (1.77)
  Portfolio turnover rate                        %       74           94         211         67         213         243         176

----------
(1) Effective October 1, 2000, ING Investments, LLC became the Adviser of the Fund, replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

                                                                                          CLASS C
                                                    --------------------------------------------------------------------------------
                                                                   FOUR                    THREE
                                                       YEAR       MONTHS        YEAR      MONTHS
                                                      ENDED        ENDED       ENDED       ENDED           YEAR ENDED MARCH 31,
                                                    OCTOBER 31,  OCTOBER 31,  JUNE 30,    JUNE 30,    ------------------------------
                                                       2001      2000(1)(2)     2000      1999(3)     1999        1998        1997
                                                       ----      ----------     ----      -------     ----        ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $    15.81        19.56       16.35      13.14       16.98       16.81       13.71
 Income from investment operations:
 Net investment loss                             $    (0.12)       (0.22)      (0.32)     (0.07)      (0.27)      (0.12)      (0.10)
 Net realized and unrealized gain (loss)
   on investments (net of Indian tax)            $    (4.28)       (3.53)       3.53       3.28       (3.49)       1.26        3.37
 Total from investment operations                $    (4.40)       (3.75)       3.21       3.21       (3.76)       1.14        3.27
 Less distributions from:
 Net realized gain on investments                $       --           --          --         --        0.08        0.97        0.17
 Total distributions                             $       --           --          --         --        0.08        0.97        0.17
 Net asset value, end of period                  $    11.41        15.81       19.56      16.35       13.14       16.98       16.81
 TOTAL RETURN(4):                                %   (27.83)      (19.17)      19.63      24.43      (22.21)       7.47       23.94

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $   12,746       22,456      29,610     24,230      19,246      36,986      29,376
 Ratios to average net assets:
 Net expenses after expense
    reimbursement(5)(6)                          %     2.99         2.98        2.84       2.75        2.90        2.91        2.90
 Gross expenses prior to expense
    reimbursement(5)                             %     3.00         3.09        2.99       3.28        3.19        3.09        3.12
 Net investment loss after
    expense reimbursement(5)(6)                  %    (0.73)       (0.95)      (1.80)     (1.92)      (0.77)      (0.26)      (1.75)
 Portfolio turnover rate                         %       74           94         211         67         213         243         176

----------
(1) Effective October 1, 2000, ING Investments, LLC became the Adviser of the Fund, replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.

                                                                      APPENDIX D

     The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:


FUND                                                    CLASSES OFFERED
----                                                    ---------------

U.S. EQUITY
-----------
Ascent Fund                                             A, B, C and I
Balanced Fund                                           A, B, C and I
Biotechnology Fund                                      A, B, C and Q
Convertible Fund                                        A, B, C and Q
Corporate Leaders Trust Fund                            Series B
Crossroads Fund                                         A, B, C and I
Equity and Income Fund                                  A, B, C, Q and T
Financial Services Fund                                 A and B
Growth Fund                                             A, B, C and I
Growth and Income Fund                                  A, B, C and I
Growth + Value Fund                                     A, B, C and Q
Growth Opportunities Fund                               A, B, C, I, Q and T
Index Plus Large Cap Fund                               A, B, C and I
Index Plus Mid Cap Fund                                 A, B, C and I
Index Plus Small Cap Fund                               A, B, C and I
LargeCap Growth Fund                                    A, B, C, I and Q
Large Company Value Fund                                A, B, C, I and Q
Legacy Fund                                             A, B, C and I
MagnaCap Fund                                           A, B, C, I, M and Q
MidCap Opportunities Fund                               A, B, C, I and Q
MidCap Value Fund                                       A, B, C, I and Q
Principal Protection Fund                               A, B, C and Q
Principal Protection Fund II                            A, B, C and Q
Principal Protection Fund III                           A, B, C and Q
Principal Protection Fund IV                            A, B, C and Q
Research Enhanced Index Fund                            A, B, C, I and Q
SmallCap Opportunities Fund                             A, B, C, I, Q and T
SmallCap Value Fund                                     A, B, C, I and Q
Small Company Fund                                      A, B, C and I
Tax-Efficient Equity Fund                               A, B, and C
Technology Fund                                         A, B, C and I
Value Opportunity Fund                                  A, B, C and I

GLOBAL/INTERNATIONAL EQUITY
---------------------------
Emerging Countries Fund                                 A, B, C, M and Q
Global Technology Fund                                  A, B, C and I
Global Real Estate Fund                                 A, B, C and Q
International Fund                                      A, B, C, I and Q
International Growth Fund                               A, B, C and I
International SmallCap Growth Fund                      A, B, C and Q
Precious Metals Fund                                    A
Russia Fund                                             A
Worldwide Growth Fund                                   A, B, C and Q

FIXED INCOME
------------
Aeltus Money Market Fund                                A, B, C and I
Bond Fund                                               A, B, C and I
GNMA Income Fund                                        A, B, C, I, M, Q and T
Government Fund                                         A, B, C and I
High Yield Opportunity Fund                             A, B, C, M, Q and T
High Yield Bond Fund                                    A, B, and C
Classic Money Market Fund                               A, B, C and I
Intermediate Bond Fund                                  A, B, C and I
Lexington Money Market Trust                            A
National Tax-Exempt Bond Fund                           A, B and C
ING Money Market Fund                                   A, B and C
Senior Income Fund                                      A, B, C and Q
Strategic Income Fund                                   A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

     The following table provides information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of May 30, 2002:

ING ASIA -PACIFIC EQUITY FUND


                                                                                               PERCENTAGE OF COMBINED
                                       PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER          AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
-------------------------------          ---------------------         ------------------         ---------------
Robert & Pamela I. Buie Trustees        5.78% of  Class M,  owned of        0.7100%                  0.0542%
FBO Robert F.  & Pamela I. Buie Trust   record
U/A Dated 12/16/1999
PO Box 8365
Rancho Santa Fe, CA 92067-8365


ING EMERGING COUNTRIES FUND

                                                                                               PERCENTAGE OF COMBINED
                                       PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER          AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*
-------------------------------          ---------------------         ------------------         ---------------
Salomon Smith Barney Inc.               6.96% of  Class A,  owned of         3.9488%                 3.6428%
FBO Acct. #00109801250                  record
388 Greenwich Street
New York, NY 10013-2339

----------
* On a PRO FORMA basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization was the same as on May 30, 2002.

                                     PART B

                                ING MUTUAL FUNDS

--------------------------------------------------------------------------------

                       Statement of Additional Information

                                  June 4, 2002

--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of    By and in Exchange for Shares of
ING Asia-Pacific Equity Fund                    ING Emerging Countries Fund
(a series of ING Advisory Funds, Inc.)          (a series of ING Mutual Funds)
7337 East Doubletree Ranch Road                 7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034                  Scottsdale, Arizona 85258-2034

This Statement of Additional Information is available to the shareholders of ING Asia-Pacific Equity Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Asia-Pacific Equity Fund, a series of ING Advisory Funds, Inc., will be transferred to ING Emerging Countries Fund, a series of ING Mutual Funds, in exchange for shares of ING Emerging Countries Fund.

This Statement of Additional Information of the ING Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for ING Asia-Pacific Equity Fund and ING Emerging Countries Fund dated March 1, 2002, as filed on February 27, 2002, as supplemented April 11, 2002.

2. The Financial Statements of Pilgrim Asia-Pacific Equity Fund are included in the Annual Report of Pilgrim Advisory Funds, Inc. dated October 31, 2001 as filed on December 27, 2001.

3. The Financial Statements of Pilgrim Emerging Countries Fund are included in the Annual Report of Pilgrim Mutual Funds dated October 31, 2001, as filed on December 27, 2001.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated June 4, 2002 relating to the Reorganization of ING Asia-Pacific Equity Fund may be obtained, without charge, by writing to ING at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2001. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2001 (UNAUDITED)

                                                                    ING              ING
                                                                  EMERGING       ASIA-PACIFIC
                                                                 COUNTRIES          EQUITY          PRO FORMA           PRO FORMA
                                                                    FUND             FUND          ADJUSTMENTS           COMBINED
                                                                -------------    -------------    -------------       -------------
ASSETS:
Investments in securities, at value*                            $ 117,985,399    $  10,361,373                        $ 128,346,772
Short-term investments, at amortized cost                           3,398,682               --                            3,398,682
Cash                                                                       --           25,863                               25,863
Foreign currencies at value**                                       2,462,645           41,525                            2,504,170
Receivables:
  Investment securities sold                                        5,599,038               --                            5,599,038
  Fund shares sold                                                    224,927          425,000                              649,927
  Dividends and interest                                              263,666               --                              263,666
  Other                                                                96,590            8,911                              105,501
Prepaid expenses                                                       50,688           25,176                               75,864
Reimbursement due from manager                                             --           54,617                               54,617
                                                                -------------    -------------    -------------       -------------
  Total assets                                                    130,081,635       10,942,465               --         141,024,100
                                                                -------------    -------------    -------------       -------------
LIABILITIES:
Payable for investment securities purchased                         7,323,154               --                            7,323,154
Payable for fund shares redeemed                                      314,957            5,570                              320,527
Payable to affiliates                                                 341,527           16,809                              358,336
Payable to custodian                                                   33,377               --                               33,377
Other accrued expenses and liabilities                                655,073          187,641                              842,714
                                                                -------------    -------------    -------------       -------------
  Total liabilities                                                 8,668,088          210,020               --           8,878,108
                                                                -------------    -------------    -------------       -------------
NET ASSETS                                                      $ 121,413,547    $  10,732,445    $          --       $ 132,145,992
                                                                =============    =============    =============       =============
NET ASSETS CONSIST OF:
Paid-in capital                                                 $ 224,946,338    $  44,845,864                        $ 269,792,202
Undistributed net investment income                                        --               --                                   --
Accumulated net realized loss on investments
  and foreign currencies (net of foreign tax
  on the sale of Indian investments of $1,197,118, $0)            (81,759,738)     (25,917,423)                        (107,677,161)
Net unrealized depreciation of investments and
  foreign currencies                                              (21,773,053)      (8,195,996)                         (29,969,049)
                                                                -------------    -------------    -------------       -------------
NET ASSETS                                                      $ 121,413,547    $  10,732,445    $          --       $ 132,145,992
                                                                =============    =============    =============       =============

*Cost of securities                                             $ 139,743,091    $  18,557,385                        $ 158,300,476
** Cost of foreign currencies                                   $   2,470,814    $      41,510                        $   2,512,324

CLASS A:
  Net Assets                                                    $  67,247,246    $   5,740,014                        $  72,987,260
  Shares outstanding                                                5,664,793        1,768,324       (1,284,751)(A)       6,148,366
  Net asset value and redemption price per share                $       11.87    $        3.25                        $       11.87
  Maximum offering price per share (B)                          $       12.59    $        3.45                        $       12.59
CLASS B:
  Net Assets                                                    $  14,637,016    $   3,777,756                        $  18,414,772
  Shares outstanding                                                1,235,569        1,201,493        (882,695)(A)        1,554,367
  Net asset value and redemption price per share (C)            $       11.85    $        3.14                        $       11.85
CLASS C:
  Net Assets                                                    $  12,746,153              n/a                        $  12,746,153
  Shares outstanding                                                1,117,184              n/a                            1,117,184
  Net asset value and redemption price per share (C)            $       11.41              n/a                        $       11.41
CLASS M:
  Net Assets                                                              n/a    $   1,214,675                        $   1,214,675
  Shares outstanding                                                      n/a    $     383,851        (281,519)(A)          102,332
  Net asset value and redemption price per share                          n/a    $        3.16                        $       11.87
  Maximum offering price per share (D)                                    n/a    $        3.27                        $       12.30
CLASS Q:
  Net Assets                                                    $  26,783,132              n/a                        $  26,783,132
  Shares outstanding                                                2,184,457              n/a                            2,184,457
  Net asset value and redemption price per share                $       12.26              n/a                        $       12.26

(A) Reflects new shares issued, net of retired shares of Asia Pacific Equity Fund. (Calculation: Net Assets / NAV per share)
(B) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(C) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(D) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                               ING
                                                             EMERGING          ING
                                                            COUNTRIES      ASIA-PACIFIC     PRO FORMA           PRO FORMA
                                                               FUND        EQUITY FUND     ADJUSTMENTS           COMBINED
                                                           ------------    ------------    ------------        ------------
                                                               YEAR            YEAR            YEAR                YEAR
                                                               ENDED           ENDED           ENDED               ENDED
                                                              31-OCT          31-OCT          31-OCT              31-OCT
                                                               2001            2001            2001                2001
                                                           ------------    ------------    ------------        ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                          $  3,414,471    $    233,667                        $  3,648,138
Interest                                                         69,384          38,601                             107,985
                                                           ------------    ------------    ------------        ------------
  Total investment income                                     3,483,855         272,268              --           3,756,123
                                                           ------------    ------------    ------------        ------------
EXPENSES:
Investment advisory and management fees                       1,924,552         182,354                           2,106,906
Distribution and service fees:
  Class A                                                       234,552          17,594           7,038 (A)         259,184
  Class B                                                       187,223          53,982                             241,205
  Class C                                                       178,249              --                             178,249
  Class M                                                            --          16,143                              16,143
  Class Q                                                       126,004              --                             126,004
Transfer agent fees and expenses:
  Class A                                                       180,813          13,883           6,350 (A)         201,046
  Class B                                                        52,426          11,507           1,196 (A)          65,129
  Class C                                                        49,987              --                              49,987
  Class M                                                            --           4,697           1,108 (A)           5,805
  Class Q                                                         7,556              --                               7,556
Administrative and service fees                                  15,695           6,935                              22,630
Custodian and fund accounting expenses                          357,613         118,240         (87,582)(B)         388,271
Printing and postage expenses                                    86,870          13,520                             100,390
Registration fees                                                60,148          41,303         (28,912)(B)          72,539
Professional fees                                                36,865          18,103         (14,482)(B)          40,486
Trustee expenses                                                 14,965           2,439                              17,404
Merger expenses                                                 107,439          50,441        (157,880)                 --
Miscellaneous expenses                                           47,792           3,568         (20,000)(B)          31,360
                                                           ------------    ------------    ------------        ------------
  Total expenses                                              3,668,749         554,709        (293,164)          3,930,294
Less:
  Waived and reimbursed fees                                     22,901         161,970        (168,190)(A)          16,681
                                                           ------------    ------------    ------------        ------------
  Net expenses                                                3,645,848         392,739        (124,974)          3,913,613
                                                           ------------    ------------    ------------        ------------
Net investment loss                                            (161,993)       (120,471)        124,974            (157,490)
                                                           ------------    ------------    ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments (net of foreign tax
  on sale of Indian investments of $1,197,118 and
  $0, respectively)                                         (28,999,081)     (1,775,846)                        (30,774,927)
Net realized loss on foreign currencies                      (7,774,168)       (353,075)                         (8,127,243)
Net change in unrealized depreciation of investments
  and foreign currencies (net of change in estimated tax
  liability on Indian investments of $273,581 and
  $0, respectively)                                         (27,496,017)     (3,198,125)                        (30,694,142)
                                                           ------------    ------------    ------------        ------------
  Net realized and unrealized loss on investments
    and foreign currencies                                  (64,269,266)     (5,327,046)                        (69,596,312)
                                                           ------------    ------------    ------------        ------------
DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $(64,431,259)   $ (5,447,517)   $    124,974        $(69,753,802)
                                                           ============    ============    ============        ============

* Foreign taxes                                            $    361,403    $     36,943                        $    398,346

(A) Reflects adjustment in expenses due to effects of new contractual rates.
(B) Reflects adjustment in expenses due to elimination of duplicative services.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIOS OF INVESTMENTS AS OF OCTOBER 31, 2001 (UNAUDITED)

       ING        ING                                                                            ING          ING
    Emerging  Asia-Pacific                                                                     Emerging   Asia-Pacific
    Countries    Equity     Pro Forma                                                          Countries     Equity      Pro Forma
     Shares      Shares       Shares                     COMMON STOCK: 95.25%                    Value        Value        Value
     ------      ------       ------                     --------------------                ------------  -----------  ------------
                                             BELGIUM: 1.62%
     90,900         --        90,900           Fortis (B)                                    $  2,142,111  $        --  $  2,142,111
                                                                                             ---------------------------------------
                                               TOTAL BELGIUM                                    2,142,111           --     2,142,111
                                                                                             ---------------------------------------
                                             BERMUDA: 0.48%
     63,000         --        63,000    @      Asia Global Crossing Ltd.                           54,180           --        54,180
  2,600,000         --     2,600,000    @      Euro-Asia Agricultural Holdings Co. Ltd.           580,000           --       580,000
                                                                                             ---------------------------------------
                                               TOTAL BERMUDA                                      634,180           --       634,180
                                                                                             ---------------------------------------
                                             BRAZIL: 5.79%
     22,360         --        22,360           Brasil Telecom Participacoes SA ADR                626,080           --       626,080
    133,402         --       133,402           Cia Paranaense de Energia ADR                      640,330           --       640,330
     36,075         --        36,075           Companhia de Bebidas das Americas ADR              585,858           --       585,858
     34,660         --        34,660           Empresa Bras de Aeronautica ADR                    594,766           --       594,766
     79,560         --        79,560           Gerdau SA ADR                                      541,008           --       541,008
    139,860         --       139,860           Petroleo Brasileiro SA ADR                       2,685,312           --     2,685,312
     86,230         --        86,230           Souza Cruz SA                                      395,726           --       395,726
     70,459         --        70,459           Tele Norte Leste Participacoes SA ADR              715,863           --       715,863
     18,965         --        18,965           Telemig Celular Participacoes SA ADR               454,591           --       454,591
     28,400         --        28,400           Votorantim Celulose e Papel SA ADR                 411,800           --       411,800
                                                                                             ---------------------------------------
                                               TOTAL BRAZIL                                     7,651,334           --     7,651,334
                                                                                             ---------------------------------------
                                             CHILE: 1.20%
     20,000         --        20,000           Cervecerias Unidas SA (CIA) ADR                    316,400           --       316,400
     48,450         --        48,450    @      Compania Telecomunicaciones de
                                                 Chile SA ADR                                     499,035           --       499,035
     88,500         --        88,500           Empresa Nacional de Electricidad
                                                 SA/Chile ADR                                     769,950           --       769,950
                                                                                             ---------------------------------------
                                               TOTAL CHILE                                      1,585,385           --     1,585,385
                                                                                             ---------------------------------------
                                             CHINA: 1.48%
  2,240,000         --     2,240,000           Beijing Capital International
                                                 Airport Co. Ltd.                                 548,513           --       548,513
  3,100,000         --     3,100,000           Beijing North Star Co.                             635,897           --       635,897
  4,960,000         --     4,960,000           China Petroleum & Chemical Corp.                   769,436           --       769,436
                                                                                             ---------------------------------------
                                               TOTAL CHINA                                      1,953,846           --     1,953,846
                                                                                             ---------------------------------------
                                             GREECE: 0.25%
      1,200         --         1,200           Alpha Bank A.E.                                     21,652           --        21,652
      1,700         --         1,700           Coca Cola Hellenic Bottling Co. SA                  22,967           --        22,967
      3,500         --         3,500           Cosmote Mobile Communications SA                    32,299           --        32,299
     13,900         --        13,900           Hellenic Telecommunications
                                                 Organization SA                                  225,042           --       225,042
      1,000         --         1,000           National Bank Of Greece SA                          25,652           --        25,652
                                                                                             ---------------------------------------
                                               TOTAL GREECE                                       327,612           --       327,612
                                                                                             ---------------------------------------
                                             HONG KONG: 6.47%
         --    295,000       295,000           APT Satellite Holdings Ltd.                             --       91,715        91,715
         --    124,700       124,700   @,X     Asia World Online                                       --           --            --
         --    126,000       126,000           Bank of East Asia                                       --      252,000       252,000
         --    214,000       214,000           Beijing Datang Power Generation Co. Ltd.                --       78,192        78,192
         --     19,000        19,000           Cheung Kong Holdings Ltd.                               --      160,769       160,769
         --    276,000       276,000           China Everbright Ltd.                                   --      191,077       191,077
         --     92,000        92,000           China Merchants Holdings
                                                 International Co. Ltd.                                --       58,385        58,385
    840,900    115,000       955,900    @      China Mobile Hong Kong Ltd.                      2,549,652      348,686     2,898,338
         --    450,000       450,000           China National Aviation                                 --       66,346        66,346
         --    850,000       850,000           China Petroleum & Chemical Corp.                        --      131,859       131,859
    430,000    180,000       610,000    @      China Unicom                                       402,436      168,462       570,898
         --    156,000       156,000           Citic Pacific Ltd.                                      --      320,000       320,000
    700,000         --       700,000           CNOOC Ltd.                                         686,538           --       686,538
         --    440,000       440,000           Cosco Pacific Ltd.                                      --      231,282       231,282
  1,800,000         --     1,800,000           Denway Motors Ltd.                                 600,000           --       600,000
         --     84,000        84,000           Hong Kong Exchanges and Clearing Ltd.                   --      113,077       113,077
         --        200           200           HSBC Holdings PLC                                       --        2,166         2,166
  1,160,000         --     1,160,000           Huaneng Power Intl., Inc.                          713,846           --       713,846
         --     45,900        45,900           Hutchison Whampoa Ltd.                                  --      370,731       370,731
         --    495,872       495,872    @      Pacific Century CyberWorks Ltd.                         --      131,915       131,915
         --     44,000        44,000           Sun Hung Kai Properties Ltd.                            --      270,769       270,769
         --     60,000        60,000           Television Broadcasts Ltd.                              --      176,923       176,923
  1,400,000         --     1,400,000           Yanzhou Coal Mining Co. Ltd.                       435,256           --       435,256
                                                                                             ---------------------------------------
                                               TOTAL HONG KONG                                  5,387,728    3,164,354     8,552,082
                                                                                             ---------------------------------------
                                             HUNGARY: 1.17%
     29,500         --        29,500           Opt Bank Rt. GDR                                 1,547,275           --     1,547,275
                                                                                             ---------------------------------------
                                               TOTAL HUNGARY                                    1,547,275           --     1,547,275
                                                                                             ---------------------------------------
                                             INDIA: 3.50%
     93,700         --        93,700           HCL Technologies Ltd.                              320,794           --       320,794
    120,000         --       120,000           Hindustan Lever Ltd.                               538,487           --       538,487
    240,000         --       240,000           Larsen & Toubro Ltd.                               825,661           --       825,661
    330,000         --       330,000           Mahanagar Telephone Nigam                          891,186           --       891,186
     65,000         --        65,000           Ranbaxy Laboratories Ltd. GDR                    1,056,250           --     1,056,250
    188,000         --       188,000           Reliance Industries Ltd.                         1,000,525           --     1,000,525
                                                                                             ---------------------------------------
                                               TOTAL INDIA                                      4,632,903           --     4,632,903
                                                                                             ---------------------------------------
                                             INDONESIA: 0.06%
         --     90,000        90,000           Gudang Garam Tbk PT                                     --       77,327        77,327
                                                                                             ---------------------------------------
                                               TOTAL INDONESIA                                         --       77,327        77,327
                                                                                             ---------------------------------------
                                             ISRAEL: 1.64%
     35,000         --        35,000           Teva Pharmaceutical Industries ADR               2,163,000           --     2,163,000
                                                                                             ---------------------------------------
                                               TOTAL ISRAEL                                     2,163,000           --     2,163,000
                                                                                             ---------------------------------------
                                             ITALY: 0.33%
     56,800         --        56,800           Mediolanum S.p.A.                                  439,874           --       439,874
                                                                                             ---------------------------------------
                                               TOTAL ITALY                                        439,874           --       439,874
                                                                                             ---------------------------------------
                                             JAPAN: 4.40%
    139,000         --       139,000           Marui Co. Ltd.                                   1,879,497           --     1,879,497
    213,000         --       213,000           Nomura Holdings, Inc.                            2,798,401           --     2,798,401
     30,200         --        30,200           Sony Corp.                                       1,141,018           --     1,141,018
                                                                                             ---------------------------------------
                                               TOTAL JAPAN                                      5,818,916           --     5,818,916
                                                                                             ---------------------------------------
                                             MALAYSIA: 4.90%
    356,000         --       356,000           Gamuda Berhad                                      417,832           --       417,832
    316,000         --       316,000           Genting Berhad                                     773,368           --       773,368
    578,399         --       578,399           MAA Holdings Berhad                                602,753           --       602,753
    580,000    127,500       707,500           Malayan Banking Berhad                           1,083,684      238,224     1,321,908
    225,000         --       225,000           Nestle (Malaysia) Berhad                         1,190,132           --     1,190,132
         --    103,000       103,000           Resorts World Berhad                                    --      140,947       140,947
    730,000         --       730,000           Sime Darby Berhad                                  837,579           --       837,579
    450,000     71,000       521,000           Tenaga Nasional Berhad                           1,024,342      161,618     1,185,960
                                                                                             ---------------------------------------
                                               TOTAL MALAYSIA                                   5,929,690      540,789     6,470,479
                                                                                             ---------------------------------------
                                             MEXICO: 7.61%
    233,200         --       233,200           Alfa SA                                            208,273           --       208,273
     59,510         --        59,510           America Movil SA de C.V. ADR                       892,650           --       892,650
     45,335         --        45,335           Cemex SA ADR                                     1,042,705           --     1,042,705
     12,825         --        12,825           Coca-Cola Femsa SA ADR                             257,654           --       257,654
     16,050         --        16,050           Fomento Economico Mexicano SA ADR                  497,550           --       497,550
  1,208,000         --     1,208,000    @      Grupo Financiero BBVA Bancomer                     914,697           --       914,697
    153,800         --       153,800    @      Grupo Financiero Inbursa SA                        381,555           --       381,555
    229,900         --       229,900    @      Grupo Iusacell S.A de C.V. ADR                     600,039           --       600,039
    259,000         --       259,000           Grupo Modelo SA                                    595,049           --       595,049
     29,100         --        29,100    @      Grupo Televisa SA ADR                              886,095           --       886,095
     78,560         --        78,560           Telefonos de Mexico SA ADR                       2,675,754           --     2,675,754
     15,910         --        15,910           TV Azteca SA DE C.V. ADR                            76,686           --        76,686
    429,400         --       429,400           Walmart de Mexico/Mexico City                    1,023,594           --     1,023,594
                                                                                             ---------------------------------------
                                               TOTAL MEXICO                                    10,052,301           --    10,052,301
                                                                                             ---------------------------------------

                                             NETHERLANDS: 1.38%
    126,580         --       126,580    @      ASML Holding NV                                  1,821,637           --     1,821,637
                                                                                             ---------------------------------------
                                               TOTAL NETHERLANDS                                1,821,637           --     1,821,637
                                                                                             ---------------------------------------
                                             PERU: 0.72%
     47,000         --        47,000           Buenaventura SA ADR                                952,220           --       952,220
                                                                                             ---------------------------------------
                                               TOTAL PERU                                         952,220           --       952,220
                                                                                             ---------------------------------------
                                             POLAND: 1.91%
     90,000         --        90,000           Bank Polska Kasa Opieki SA GDR                   1,637,100           --     1,637,100
    242,100         --       242,100           Telekomunikacja Polska SA GDR                      883,665           --       883,665
                                                                                             ---------------------------------------
                                               TOTAL POLAND                                     2,520,765           --     2,520,765
                                                                                             ---------------------------------------
                                             RUSSIA: 4.72%
     41,000         --        41,000           Lukoil-Holding ADR                               1,807,075           --     1,807,075
     45,000         --        45,000    @      Mobile Telesystems ADR                           1,274,400           --     1,274,400
    165,000         --       165,000           Surgutneftegaz ADR                               2,083,125           --     2,083,125
    110,000         --       110,000    @      Unified Energy System GDR                        1,067,000           --     1,067,000
                                                                                             ---------------------------------------
                                               TOTAL RUSSIA                                     6,231,600           --     6,231,600
                                                                                             ---------------------------------------
                                             SINGAPORE: 1.30%
         --    117,000       117,000           City Developments Ltd.                                  --      265,698       265,698
         --     52,035        52,035           DBS Group Holdings Ltd.                                 --      296,845       296,845
         --    127,000       127,000    @      Neptune Orient Lines                                    --       55,034        55,034
         --     17,650        17,650           Oversea-Chinese Banking Corp.                           --      101,657       101,657
         --     51,000        51,000           Singapore Airlines Ltd.                                 --      236,389       236,389
         --     28,500        28,500           Singapore Press Holdings                                --      247,004       247,004
         --    545,000       545,000           Singapore Telecommunications                            --      517,183       517,183
                                                                                             ---------------------------------------
                                               TOTAL SINGAPORE                                         --    1,719,810     1,719,810
                                                                                             ---------------------------------------
                                             SOUTH AFRICA: 7.52%
    403,000         --       403,000           ABSA Group Ltd.                                  1,417,774           --     1,417,774
     27,500         --        27,500           Anglo American Platinum Corp.                      898,109           --       898,109
  1,800,000         --     1,800,000           FirstRand Ltd.                                   1,461,050           --     1,461,050
    100,000         --       100,000           Nedcor Ltd.                                      1,424,174           --     1,424,174
    899,286         --       899,286           Pick'n Pay Stores Ltd.                           1,057,754           --     1,057,754
    989,000         --       989,000           Sanlam Ltd.                                        922,237           --       922,237
    155,000         --       155,000           Sappi Ltd.                                       1,445,367           --     1,445,367
    150,000         --       150,000           Sasol Ltd.                                       1,308,142           --     1,308,142
                                                                                             ---------------------------------------
                                               TOTAL SOUTH AFRICA                               9,934,607           --     9,934,607
                                                                                             ---------------------------------------
                                             SOUTH KOREA: 17.42%
     10,000         --        10,000           Cheil Communications, Inc.                         890,782           --       890,782
     57,000         --        57,000           Daishin Securities Co.                             514,369           --       514,369
     32,000     13,500        45,500    X      H & CB                                             789,713      333,160     1,122,873
     12,000         --        12,000           Hankuk Electric Glass                              599,535           --       599,535
    130,000         --       130,000           Hotel Shilla Co.                                   638,420           --       638,420
     91,000         --        91,000    X      Kookmin Bank/Old                                 1,330,813           --     1,330,813
    118,000     34,000       152,000           Korea Electric Power Corp.                       1,864,601      537,258     2,401,859
     31,980         --        31,980           Korea Electric Power Corp. ADR                     278,546           --       278,546
         --      2,500         2,500           Korea Telecom                                           --      92,951         92,951
     63,300     11,530        74,830           Korea Telecom ADR                                1,319,172      240,285     1,559,457
    320,000         --       320,000           Korean Air Co. Ltd.                              1,166,228           --     1,166,228
         --      2,415         2,415           LG Home Shopping, Inc.                                  --      85,021         85,021
     12,000         --        12,000           Nong Shim Co. Ltd.                                 543,765           --       543,765
     40,000         --        40,000           Samsung Electro-Mechanics                          898,528           --       898,528
     44,500      3,360        47,860           Samsung Electronics                              5,980,442      451,557     6,431,999
     61,000         --        61,000           Samsung Securities Co. Ltd.                      1,585,244           --     1,585,244
      9,250         --         9,250           Shinsegae Co. Ltd.                                 658,462           --       658,462
         --      9,000         9,000           SK Corp.                                                --      80,519         80,519
      8,430      2,840        11,270           SK Telecom                                       1,603,071      540,062     2,143,133
                                                                                             ---------------------------------------
                                               TOTAL SOUTH KOREA                               20,661,691    2,360,813    23,022,504
                                                                                             ---------------------------------------
                                             SWITZERLAND: 2.76%
     66,160         --        66,160           Novartis AG                                      2,473,971           --     2,473,971
     17,010         --        17,010           Roche Holding AG                                 1,177,999           --     1,177,999
                                                                                             ---------------------------------------
                                               TOTAL SWITZERLAND                                3,651,970           --     3,651,970
                                                                                             ---------------------------------------
                                             TAIWAN: 6.76%
         --    110,123       110,123           Acer, Inc.                                              --       33,516        33,516
         --     25,300        25,300           Asustek Computer, Inc.                                  --       86,533        86,533
    428,825     62,298       491,123           Asustek Computer, Inc. GDR                       1,479,446      214,928     1,694,374
        416     22,498        22,914    #      China Steel Corp. ADR                                3,267      176,609       179,876
         --    116,537       116,537           Far Eastern Textile Co. Ltd.                            --       33,779        33,779
         --     29,469        29,469    @      Far Eastern Textile Co. Ltd. GDR                        --       85,165        85,165
    180,500     38,547       219,047           HON HAI Precision Industry GDR                   1,416,925      302,594     1,719,519
     15,612         --        15,612    #      HON HAI Precision Industry GDR                     122,554           --       122,554
      9,500     21,027        30,527           Synnex Technology Intl. Corp. GDR                   33,250       73,595       106,845
         --     22,960        22,960    @      Taiwan Semiconductor Manufacturing
                                                 Co. Ltd                                               --       40,596        40,596
    257,256     35,669       292,925    @      Taiwan Semiconductor Manufacturing
                                                 Co. Ltd. ADR                                   3,321,175      460,492     3,781,667
         --     69,000        69,000           United Microelectronics                                 --       56,800        56,800
     58,335     37,950        96,285    @      United Microelectronics ADR                        332,510      216,315       548,825
     56,000         --        56,000           Via Technologies, Inc.                             139,594           --       139,594
    102,000         --       102,000    @      Yageo Corp. GDR                                    300,900           --       300,900
                                                                                             ---------------------------------------
                                               TOTAL TAIWAN                                     7,149,621    1,780,922     8,930,543
                                                                                             ---------------------------------------
                                             THAILAND: 2.63%
    735,000    499,000     1,234,000           Advanced Info Service Public Co. Ltd.              682,230      463,174     1,145,404
    700,000         --       700,000    @      Land & House Pub Co. Ltd.                          524,491           --       524,491
         --     33,600        33,600           PTT Exploration & Production
                                                 Public Co. Ltd.                                       --      74,023         74,023
     45,000      7,500        52,500    @      Siam Cement                                        487,139       81,190       568,329
  3,107,000         --     3,107,000    @      Thai Farmers Bank                                1,163,996           --     1,163,996
                                                                                             ---------------------------------------
                                               TOTAL THAILAND                                   2,857,856      618,387     3,476,243
                                                                                             ---------------------------------------
                                             TURKEY: 2.40%
 52,000,000         --    52,000,000           Anadolu Efes Biracilik Ve Malt
                                                 Sanayii AS                                     1,026,959           --     1,026,959
 35,833,332         --    35,833,332           KOC Holding AS                                     640,282           --       640,282
185,333,327         --   185,333,327           Sabanci Holding                                    592,602           --       592,602
 83,333,338         --    83,333,338           Turkcell Iletisim Hizmet AS                        412,748           --       412,748
276,750,000         --   276,750,000           Yapi VE Kredi Bankasi                              503,182           --       503,182
                                                                                             ---------------------------------------
                                               TOTAL TURKEY                                     3,175,773           --     3,175,773
                                                                                             ---------------------------------------
                                             UNITED KINGDOM: 4.83%
    128,000         --       128,000           Pearson PLC                                      1,530,333           --     1,530,333
    183,900         --       183,900           Provident Financial PLC                          1,704,428           --     1,704,428
    219,000         --       219,000           South African Breweries PLC                      1,362,551           --     1,362,551
    774,500         --       774,500           Vodafone Group PLC                               1,788,936           --     1,788,936
                                                                                             ---------------------------------------
                                               TOTAL UNITED KINGDOM                             6,386,248           --     6,386,248
                                                                                             ---------------------------------------
                                               Total Common Stock
                                                 (Cost $136,889,698, $18,302,877,
                                                 $155,192,575)                                115,610,143   10,262,402   125,872,545
                                                                                             ---------------------------------------

                                               PREFERRED STOCK: 1.88%

                                             BRAZIL: 1.80%
 17,140,054         --    17,140,054           Banco Itau SA                                    1,087,905           --     1,087,905
     25,939         --        25,939           CVRD--Companhia Vale do Rio Doce                   540,572           --       540,572
 31,000,100         --    31,000,100           Eletropaulo Metropolitana de Sao
                                                 Paulo SA                                         746,779           --       746,779
                                                                                             ---------------------------------------
                                               TOTAL BRAZIL                                     2,375,256           --     2,375,256
                                                                                             ---------------------------------------

                                             THAILAND: 0.08%
         --    300,000       300,000    @      Siam Commercial Bank Ltd.                               --       98,971        98,971
                                                                                             ---------------------------------------
                                               TOTAL THAILAND                                          --       98,971        98,971
                                                                                             ---------------------------------------
                                               Total Preferred Stock
                                                 (Cost $2,853,393,$254,508,
                                                 $3,107,901)                                    2,375,256       98,971     2,474,227
                                                                                             ---------------------------------------
                                               Total Long-Term Investments
                                                 (Cost $139,743,091,$18,557,385,
                                                 $158,300,476)                                117,985,399   10,361,373   128,346,772
                                                                                             ---------------------------------------

         PRINCIPAL AMOUNT
------------------------------------
                                               SHORT-TERM INVESTMENTS: 2.57%

                                             COMMERCIAL PAPER: 1.44%
$ 1,900,000        $--   $ 1,900,000           FHLMC Discount Note, 3.530%
                                                 due 11/01/01                                   1,900,000           --     1,900,000
                                                                                             ---------------------------------------
                                             U.S. GOVERNMENT OBLIGATIONS: 1.13%
  1,500,000         --     1,500,000           United States Treasury Bill, 2.260%,
                                                 due 11/15/2001                                 1,498,682           --     1,498,682
                                                                                             ---------------------------------------
                                               Total Short-Term Investments
                                                 (Cost $3,398,682,$0,$3,398,682)                3,398,682           --     3,398,682
                                                                                             ---------------------------------------
                                               TOTAL INVESTMENTS IN SECURITIES
                                                 (COST $143,141,773,$18,557,385,
                                                 $161,699,158)                       99.70%  $121,384,081  $10,361,373  $131,745,454
                                               OTHER ASSETS AND LIABILITIES-NET       0.30%        29,466      371,072       400,538
                                                                                    ------------------------------------------------
                                               NET ASSETS                           100.00%  $121,413,547  $10,732,445  $132,145,992
                                                                                    ================================================

----------
@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair Value as determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.

                 See Accompanying Notes to Financial Statements

                                                     ING                      ING
                                                  EMERGING               ASIA-PACIFIC              UNAUDITED
                                                  COUNTRIES                 EQUITY                 PRO FORMA
                                                PERCENTAGE OF            PERCENTAGE OF           PERCENTAGE OF
INDUSTRY                                          NET ASSETS               NET ASSETS              NET ASSETS
--------                                          ----------               ----------              ----------
Advertising                                          0.73%                      --                     0.67%
Aerospace/Defense                                    0.49%                      --                     0.45%
Agriculture                                          0.80%                    0.72%                    0.79%
Airlines                                             0.96%                    2.20%                    1.06%
Auto Manufacturers                                   0.49%                      --                     0.45%
Banks                                                9.91%                   12.33%                   10.11%
Beverages                                            3.84%                      --                     3.53%
Building Materials                                   1.27%                    0.76%                    1.23%
Chemicals                                            0.82%                    0.54%                    0.80%
Commercial Services                                    --                     2.15%                    0.17%
Computers                                            2.23%                    1.00%                    2.13%
Diversified Financial Services                       9.47%                    2.83%                    8.93%
Diversified Telecommunications                         --                    10.01%                    0.81%
Electric                                             5.85%                      --                     5.37%
Electric Utilities                                     --                     7.24%                    0.59%
Electrical Components & Equipment                    0.25%                      --                     0.23%
Electronics                                          6.44%                    9.84%                    6.72%
Engineering & Construction                           0.80%                      --                     0.73%
Entertainment                                          --                     1.31%                    0.11%
Food                                                 1.44%                      --                     1.32%
Forest Products & Paper                              1.53%                      --                     1.41%
Holding Companies-Diversified                        2.56%                    6.44%                    2.87%
Home Builders                                        0.43%                      --                     0.40%
Home Furnishings                                     0.94%                      --                     0.86%
Household Products/Wares                             0.44%                      --                     0.40%
Insurance                                            1.62%                      --                     1.49%
Iron/Steel                                           0.45%                    1.65%                    0.55%
Lodging                                              1.16%                      --                     1.07%
Media                                                2.05%                    3.95%                    2.20%
Mining                                               2.33%                      --                     2.14%
Oil & Gas                                            7.69%                    2.67%                    7.28%
Pharmaceuticals                                      5.67%                      --                     5.21%
Real Estate                                          0.52%                    7.11%                    1.06%
Retail                                               3.80%                    0.79%                    3.56%
Semiconductors                                       4.62%                    7.21%                    4.83%
Software                                             0.26%                      --                     0.24%
Telecommunications                                  15.32%                      --                    14.08%
Textiles                                               --                     1.11%                    0.09%
Transportation                                         --                     0.51%                    0.04%
Wireless Telecommunications                            --                    14.17%                    1.15%
Short-Term Investments                               2.80%                      --                     2.57%
Other Assets and Liabilities, Net                    0.02%                    3.46%                    0.30%
                                                  -------                  -------                  -------
NET ASSETS                                         100.00%                  100.00%                  100.00%
                                                  =======                  =======                  =======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


Note 1 - Basis of Combination:

     On February 26, 2002, the Boards of ING Emerging Countries Fund ("Emerging Countries Fund") and ING Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund")(collectively the "Funds", individually the "Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Asia-Pacific Equity Fund, Emerging Countries Fund will acquire all of the assets of the Asia-Pacific Equity Fund subject to the liabilities of such Fund, in exchange for a number of shares of Emerging Countries Fund equal in value to the net assets of Asia-Pacific Equity Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2001. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of the Funds at October 31, 2001. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended October 31, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Emerging Countries Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock of Emerging Countries Fund issued in connection with the proposed acquisition of Asia-Pacific Equity Fund by Emerging Countries Fund as of October 31, 2001. The number of additional shares issued was calculated by dividing the net asset value of each Class of Asia-Pacific Equity Fund by the respective Class net asset value per share of Emerging Countries Fund.

Note 4  - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 2001. Asia-Pacific Equity Fund expenses were adjusted assuming Emerging Countries Fund's fee structure was in effect for the entire year ended October 31, 2001.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments LLC, Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization based on their relative net assets.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Emerging Countries Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                          ING ASIA-PACIFIC EQUITY FUND

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON July 22, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) and MICHAEL J. ROLAND AND KIMBERLY A. ANDERSON or any one or more of them, proxies, with full power of substitution, to vote all shares of ING Asia-Pacific Equity Fund (the "Fund") a series of ING Advisory Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on July 22, 2002 at 8:00 a.m., Local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

     Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

     Please indicate your vote by an "x" in the appropriate box below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of ING Asia-Pacific Equity Fund by ING Emerging Countries Fund in exchange for Class A, B and M shares of common stock of ING Emerging Countries Fund and the assumption by ING Emerging Countries Fund of all of the liabilities of ING Asia-Pacific Equity Fund, a series of ING Advisory Funds, Inc.

  For [ ]                        Against [ ]                       Abstain [ ]

     This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.



-----------------------------------                      --------------
Signature                                                     Date


-----------------------------------                      --------------
Signature (if held jointly)                                   Date


ING Advisory Funds, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article 5.2 of the Registrant's Amended and Restated Declaration of Trust provides for the indemnification of Registrant's Trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

     Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Certificate of Trust of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (B) Form of Certificate of Amendment of Certificate of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (C) Form of Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (D) Form of Establishment of Additional Series - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (E) Form of Establishment of Additional Series- Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (F) Form of Amendment No. 2 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (G) Form of Amendment No. 3 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (H) Form of Amendment No. 4 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (I) Form of Amendment No. 5 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (J) Form of Amendment No. 6 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (K) Form of Amendment No. 7 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (L) Form of Amendment No. 8 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (M) Form of Amendment No. 9 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (N)  Form of Amendment No. 10 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference.
     (O)  Form of Amendment No. 11 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.
     (P)  Form of Amendment No. 12 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.
     (Q)  Form of Amendment No. 13 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (R)  Form of Amendment No. 14 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference.
     (S)  Form of Amendment No. 15 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference.
     (T)  Form of Amendment No. 16 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.
     (U)  Form of Amendment No. 17 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

     (V)  Form of Amendment No. 18 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.
     (W)  Form of Amendment No. 19 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
     (X)  Form of Amendment No. 20 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
     (Y)  Form of Amendment No. 21 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (Z) Form of Certificate of Amendment to Certificate of Trust - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (AA) Form of Amendment No. 22 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (BB) Form of Amendment No. 23 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (CC) Form of Amendment No. 24 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.
     (DD) Form of Amendment No. 25 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.
     (EE) Form of Certificate of Amendment to Certificate of Trust -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (FF) Form of Amendment No. 26 to Registrant's Amended and Restated Declaration of Trust -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(2) (A) Form of Amended Bylaws of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (B) Form of Amendment to Section 2.5 of Bylaws of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between ING Mutual Funds, on behalf of ING Emerging Countries Fund, and ING Advisory Funds, Inc., on behalf of ING Asia-Pacific Equity Fund -- Filed as an Exhibit to Registrant's Form N-14 Registration Statement on April 12, 2002 and incorporated herein by reference.

(5)  Not Applicable


(6) (A) Form of Investment Management Agreement between the Registrant and ING Pilgrim Investments, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.

     (B) Form of Sub-Advisory Agreement between ING Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(7) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc - Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on December 22, 2000 and incorporated herein by reference.

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (B) Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (C) Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998
          - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (D) Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (E) Form of Appendix C to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to
          Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (H) Form of Custodian Agreement with Investors Fiduciary Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (I) Form of Amended Custody Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.
     (J) Form of Custodian and Investment Accounting Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(10) (A)  Form of Amended and Restated Service and Distribution Plan for Class A
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (B)  Form of Amended and Restated Service and Distribution Plan for Class B
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (C)  Form of Amended and Restated Service and Distribution Plan for Class C
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (D) Form of Amended and Restated Service Plan for Class Q - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (E) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Amendment to Amended and Restated Service and Distribution Plan for Class A - Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.
     (H) Form of Amendment to Amended and Restated Service and Distribution Plan for Class T - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.
     (I) Form of Amended and Restated Service and Distribution Plan for Class B -- Filed as an Exhibit to Post-Effective Amendment No. 84 to the Registrant's Form N-1A Registration Statement on July 31, 2001 and incorporated herein by reference.
     (J) Form of Amended and Restated Service and Distribution Plan for Class M Shares -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (K) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.
     (L) Form of Multiple Class Plan pursuant to Rule 18f-3-- Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.
     (M) Form of Multiple Class Plan Pursuant to Rule 18f-3 -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel - Filed as an Exhibit to Registrant's Form N-14 Registration Statement on April 12, 2002 and incorporated herein by reference.

(12) Opinion of Counsel Supporting Tax Matters and Consequences -- to be filed in a subsequent post-effective amendment.

(13) (A) Form of Administration Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (B) Form of Amended and Restated Administration Agreement - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.
     (C) Form of Amended and Restated Administration Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (D) Form of Agency Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (E) Form of Shareholder Service Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Expense Limitation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Recordkeeping Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (H) Form of Expense Limitation Agreement pertaining to Money Market Fund -- Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.
     (I) Form of Agreement among Reserve Institutional Trust; Reserve Management Company, Inc.; Reserve Partners, Inc.; Pilgrim Mutual Funds; Pilgrim Investments, Inc. with Pilgrim Securities, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.
     (J) Form of Amended and Restated Expense Limitation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Statement on January 4, 2000 and incorporated herein by reference.
     (K) Form of Amended Schedule A to the Expense Limitation Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Statement on October 1, 2001 and incorporated herein by reference.
     (L) Form of Amended and Restated Expense Limitation Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (M) Form of Fund Accounting Agreement with Brown Brothers Harriman and Co. -- Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(14) Consent of PricewaterhouseCoopers LLP -- Filed herewith.

(15) Not Applicable

(16) Powers  of  Attorney  - Filed  as an  Exhibit  to  Registrant's  Form  N-14
     Registration Statement on April 12, 2002 and incorporated herein by reference.

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR

230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 4th day of June, 2002.


                                        PILGRIM MUTUAL FUNDS


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary


     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      SIGNATURE                         TITLE                           DATE
      ---------                         -----                           ----

                               Trustee and Chairman                 June 4, 2002
----------------------
   John G. Turner*

                               President and Chief Executive
                               Officer                              June 4, 2002
----------------------
  James M. Hennessy*
                               Executive Vice President and
                               Principal Financial Officer          June 4, 2002
----------------------
  Michael J. Roland*

                               Trustee                              June 4, 2002
----------------------
   Paul S. Doherty*

                               Trustee                              June 4, 2002
----------------------
  J. Michael Earley*

                               Trustee                              June 4, 2002
----------------------
R. Barbara Gitenstein*

                               Trustee                              June 4, 2002
----------------------
  R. Glenn Hilliard*

                               Trustee                              June 4, 2002
----------------------
 Walter H. May, Jr.*

                               Trustee                              June 4, 2002
----------------------
 Thomas J. McInerney*

                               Trustee                              June 4, 2002
----------------------
     Jock Patton*

                               Trustee                              June 4, 2002
----------------------
  David W.C. Putnam*

                               Trustee                              June 4, 2002
----------------------
   Blaine E. Rieke*

                               Trustee                              June 4, 2002
----------------------
  Roger B. Vincent*

                               Trustee                              June 4, 2002
----------------------
Richard A. Wedemeyer*



*By: /s/ Kimberly A. Anderson
     ---------------------------
     Kimberly A. Anderson
     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed as an Exhibit to the Registrant's Registration Statement on Form N-14 as filed on April 12, 2002, and incorporated herein by reference.

                                  EXHIBIT INDEX

(14) Consent of PricewaterhouseCoopers LLP